UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-09037

Nuveen Investment Trust III

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark J. Czarniecki

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Mutual Funds

30 September

2020

Nuveen Taxable Fixed Income Funds

Fund Name	Class A	Class C	Class R6	Class I
Nuveen High Yield Income Fund (formerly Nuveen Symphony High Yield Income Fund)	NCOAX	NCFCX	NCSRX	NCOIX
Nuveen Floating Rate Income Fund (formerly Nuveen Symphony Floating Rate Income Fund)	NFRAX	NFFCX	NFRFX	NFRIX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Table

of Contents

Chair’s Letter to Shareholders

Dear Shareholders,

The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with you during this time of significant disruption caused by the disease and its economic fallout.

A renewed increase in COVID-19 cases in multiple areas, including an outbreak affecting President Trump and White House staffers and contacts, showed that controlling the spread of the novel coronavirus remains an ongoing public health concern as economies reopen and social activities resume. In the meantime, medical knowledge is improving and some areas have been able to implement much narrower restrictions when infection clusters have recurred. This, along with government stimulus, has helped an economic recovery gain traction, with a significant recovery in jobs, consumer spending, manufacturing and other indicators from their weakest levels. Additionally, progress toward a vaccine and treatments has been promising, while the timeline is unknown. Markets have recently taken an optimistic view, but the course of the virus and policy goals of the presumptive Biden administration – and their implications for the U.S. economic recovery – will continue to shape sentiment.

While we do not want to understate the dampening effect on the global economy, it is important to differentiate short-term interruptions from the longer-lasting implications to the economy. Prior to the COVID-19 crisis, some areas of the global economy were showing signs of improvement after trade tensions had weighed on economic activity for much of 2019. More recently, countries that have reopened have seen marked improvement in some near-term economic indicators.

Central banks and governments around the world have announced economic stimulus measures and pledged to continue doing what it takes to support their economies. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced similar programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, has provided direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments. Additional stimulus measures are expected after the election, even if control of Congress remains divided. In the European Union, the European Central Bank recently increased the size of its Pandemic Emergency Purchase Program, known as PEPP, to $1.6 trillion from $882 billion and extended its duration to June 2021.

In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to do something. However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial professional, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

November 20, 2020

Portfolio Managers’ Comments

Nuveen High Yield Income Fund (formerly Nuveen Symphony High Yield Income Fund)

Nuveen Floating Rate Income Fund (formerly Nuveen Symphony Floating Rate Income Fund)

The Funds’ portfolios are managed by Symphony Asset Management LLC, (Symphony), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio Managers Scott Caraher and Jean C. Lin, CFA, oversee the investments of the Nuveen High Yield Income Fund. Portfolio Managers Scott Caraher and Kevin Lorenz, CFA, oversee the investments of the Nuveen Floating Rate Income Fund.

Effective September 30, 2020, Nuveen Symphony High Yield Income Fund was renamed Nuveen High Yield Income Fund. Jean C. Lin, CFA, has been named a portfolio manager of the Fund. Scott Caraher will continue to serve as a portfolio manager of the Fund. Effective October 1, 2020 (subsequent to the close of the reporting period), Jenny Rhee no longer serves as a portfolio manager of the Fund.

Effective September 30, 2020, Nuveen Symphony Floating Rate Income Fund was renamed Nuveen Floating Rate Income Fund. Kevin Lorenz, CFA, has been named a portfolio manager of the Fund. Scott Caraher will continue to serve as a portfolio manager of the Fund. Effective October 1, 2020 (subsequent to the close of the reporting period), Jenny Rhee no longer serves as a portfolio manager of the Fund.

Here the Funds’ portfolio management teams discuss U.S. economic and financial markets key investment strategies and performance of the Funds for the twelve-month reporting period ended September 30, 2020.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended September 30, 2020?

The U.S. economy rebounded more quickly than expected from the deep downturn caused by the coronavirus containment measures. As business and social activities were drastically restricted in March and April 2020 to slow the spread of COVID-19, U.S. gross domestic product (GDP) shrank 31.4% on an annualized basis in the second quarter of 2020 (following a 5% decline in the first quarter 2020), according to the Bureau of Economic Analysis (BEA) “third” estimate. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Government relief programs provided significant aid to individuals and businesses as the economy began reopening in May 2020, which helped the economy bounce back strongly over the summer months. GDP rose 33.1% in the third quarter of 2020, according to the BEA’s “advance” estimate. While the third quarter gain was historic, the economy remained below pre-pandemic growth levels. GDP growth was 2.4% in the fourth quarter of 2019 and 2.2% for 2019 overall.

Consumer spending, the largest driver of the economy, was well supported earlier in this reporting period by low unemployment, wage gains and tax cuts. However, the COVID-19 crisis containment measures drove a significant drop in consumer spending and a sharp rise in unemployment starting in March 2020. The Bureau of Labor Statistics said the unemployment rate rose to 7.9% in

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise, any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comment (continued)

September 2020 from 3.5% in September 2019. As of September 2020, roughly half of the 22 million jobs lost in March and April 2020 have been recovered. The average hourly earnings rate appeared to soar, growing at an annualized rate of 4.7% in September 2020, despite the spike in unemployment. Earnings data was skewed by the concentration of job losses in lower wage work, which effectively eliminated most of the low-wage data, resulting in an average of mostly higher numbers. The overall trend of inflation remained muted, as decreases in gasoline, apparel and transportation prices offset an increase in food prices. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.4% over the twelve-month period ended September 30, 2020 before seasonal adjustment.

Prior to the COVID-19 crisis recession, the U.S. Federal Reserve (the Fed) had reduced its benchmark interest rate to support the economy’s slowing growth. The Fed also stopped shrinking its bond portfolio sooner than scheduled and began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels.

As the health and economic crisis deepened, the Fed enacted an array of emergency measures in March 2020 to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. There were no policy changes at the Fed’s April, June or July 2020 meetings, where Chairman Powell reiterated a commitment to keep rates near zero until the economy recovers and maintained a cautious outlook for the U.S. economy. Also at the July 2020 meeting, the Fed extended some of its pandemic funding facilities by another three months to December 2020. At the annual Jackson Hole Economic Symposium, held virtually in August 2020, the Fed announced a change in inflation policy to average inflation targeting. Under this regime, the Fed will tolerate the inflation rate temporarily overshooting the target rate to offset periods of below-target inflation, so that inflation averages a 2% rate over time. The Fed provided further clarification of the new inflation policy and left the benchmark interest rate unchanged at its September 2020 meeting.

Meanwhile, the U.S. government approved three aid packages. These included $2 trillion allocated across direct payments to Americans, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments, as well as more than $100 billion in funding to health agencies and employers offering paid leave. As some of these programs began to expire, additional relief measures were under discussion in Congress, but a final deal had not been reached as of the end of this reporting period.

The COVID-19 crisis rapidly dwarfed all other market concerns starting in late February 2020. Equity and commodity markets sold-off and safe-haven assets rallied in March 2020 as China, other countries and then the United States initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess, which amplified market volatility. An ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia, which caused oil prices to plunge in March 2020, exacerbated the market sell-off.

Geopolitical uncertainty remained elevated with the U.S. presidential election, the Brexit transition period winding down and U.S.-China relations deteriorating. While markets remained concerned about the potential for a disputed outcome, the next round of fiscal stimulus was expected to follow the presidential election. In Europe, the EU and U.K. continued to negotiate, but had not yet reached, a final Brexit agreement after the U.K. formally exited at the end of January 2020 and triggered the one-year transition period (which ends on December 31, 2020). Although China and the U.S. signed a “phase one” trade deal in January 2020, tensions continued to flare over other trade and technology/security issues, Hong Kong’s sovereignty and the management of the COVID-19 crisis.

For the twelve-month reporting period, the U.S. senior loan market, as measured by Credit Suisse Leveraged Loan Index (“the Index”), generated a return of 0.84%, reflecting three phases of risk asset performances. The U.S. high yield bond market, as measured by ICE BofA U.S. High Yield Master II Index (“the Index”), generated a return of 2.30%. The first phase showed a solid return of 1.68% for senior loans and 2.61% for high yield bonds during the fourth quarter of 2019, driven by improving economic growth expectations as trade tension between U.S. and China eased. The second phase involved a massive and historic sell-off during the first quarter of 2020 as a result of the COVID-19 crisis, followed by a third phase of remarkable recovery following unprecedented monetary and fiscal easing measures, combined with signs of economic recovery. Year-to-date (YTD) 2020, the senior loan index returned 0.83% and the high yield bond index returned -0.30%.

Both senior loans and high yield bonds, along with other risk assets, began to recover in April 2020 as the U.S. government approved multiple fiscal stimulus packages to support the economy, combined with an array of emergency measures enacted by the Fed to stabilize the financial markets. Among them, the Fed announced $2.3 trillion worth of credit support, including the expansion of Secondary Market Corporate Credit Facility (SMCCF) to include “fallen angel” companies, or companies downgraded from investment grade prior to March 22, 2020 to as low as BB-, encompassing the top three credit tiers of high yield bonds. The inclusion of higher quality high yield bonds was a historical move by the Fed and signaled unprecedented support for capital market recovery. The high yield bond new issues market became meaningfully robust following the announcement as investors reacted positively from the supportive tone. U.S. corporations cleared $146 billion of gross new issues during the second quarter 2020 and $132 billion during the third quarter 2020. The two quarters represented the largest on record for high yield issuances. Refinancing activity accounted for most of the new issues, carrying the market and extending the maturity wall considerably. For senior loans, technical factors gradually improved over the summer months of 2020 as the primary collateralized loan obligations (CLO) issuance market begin to pick up. September 2020 CLO issuance was the highest monthly tally for the reporting period and its pipeline is expected to remain robust as liabilities costs are low. Retail outflows also subsided from extreme levels seen during the first quarter 2020. On the supply side, gross new issuance increased but remained well below pre-COVID-19 levels.

Nuveen High Yield Income Fund

The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for each share class of the Fund for the period ended September 30, 2020. Comparative performance information is provided for the Fund’s Class A Share total return at net asset value (NAV). The Fund’s Class A Shares at net asset value (NAV) underperformed the ICE BofA U.S. High Yield Index, the Lipper High Yield Funds Classification Average and the Custom Benchmark Index during the reporting period.

The Fund seeks current income and capital appreciation by investing primarily in debt instruments such as bonds, senior loans and convertible securities, a substantial portion of which may be rated below investment grade or, if unrated, of comparable quality. As of the end of the reporting period, the Fund’s portfolio was comprised of 19.3% senior loans and 71.6% high yield bonds. The Fund may utilize derivatives, including options, futures contracts, options on futures contracts, swap agreements, including interest rate swaps, total return swaps and credit default swaps and options on swap agreements.

Heading into 2020, the Fund’s credit quality positioning was a barbell of overweight B and BBB rated bonds while underweight BB rated bonds. In terms of industry exposure, the Fund was overweight sectors that would have benefited from strong consumer and business spending, including consumer discretionary, communication services, information technology, while underweight highly cyclical sectors that have been volatile in recent years, including materials and energy.

During the twelve-month reporting period, the Fund gradually reduced exposure in communications services while adding exposure in the energy and materials sector. More recently in the third quarter 2020, the Fund selectively added risk within the metals/mining, steel, auto, energy and transportation industries. The Fund also reduced its exposure to COVID-19 sensitive names in the gaming/leisure and cruise lines industry sectors.

The Fund’s underweight in the energy sector aided relative performance for the twelve-month reporting period, most notably during the massive sell-off in first quarter 2020. However, the positive effect was more than offset by disappointing issues selection within the sector. The loans and bonds of Fieldwood Energy LLC, a large oil and gas exploration and production (E&P) company, sold off sharply in the first quarter 2020 following the unprecedented volatility in oil price. The issuer has recovered slower than the market as the company worked with lenders on restructuring. We continue to hold the position. Also detracting from performance was an active overweight in the communication services sector and disappointing issues selection, most notably the Intelsat S.A. bonds and iHeartCommunications Inc. equity received through reorganization. The bonds of Intelsat, a satellite operator, declined in March 2020 as the company was unable to secure liquidity to refinance its existing debt and proceed with plan to convert its C-band for 5G usage, in spite of the Federal Communications Commission’s (FCC) approval that assigned nearly $5 billion of incentive payment/reimbursement to Intelsat. Intelsat filed for restructuring in May 2020. The Fund has exited all bond exposure to Intelsat. The re-org equity of iHeartCommunications declined sharply with the broader stock market sell-off in March 2020. Sentiment on the

Portfolio Managers’ Comment (continued)

stock also turned negative on lowered expectations on potential merger and acquisition activity. While iHeartCommunication’s stock price has rebounded in second and third quarter 2020, the benefit was more than offset by the sharp decline in March 2020. The Fund continues to hold its position in iHeartCommunications. During the reporting period, the Fund’s allocation to senior loans detracted from relative performance.

Partially offsetting the negative performance was an active overweight to BBB rated bonds, combined with strong issue selection within the real estate and financial sectors, and select issues with positive catalysts in aggregate. Issue selection within the real estate and financial sectors more than offset the negative impact from an active underweight to both sectors. Specifically, the Fund avoided exposure to select issues within the two sectors that declined sharply during the reporting period, including bonds of consumer financial services provider CCF Holdings LLC and several retail real estate investment trusts (REITs). Notable contributors with positive catalysts included the bonds of PetSmart Inc., bonds of KIK Custom Products Inc. and post reorganization equity of Avaya Holdings Corp. The bonds of PetSmart recovered strongly following the March 2020 sell-off as the company was able to raise liquidity in capital markets and continued to report solid earnings. The bonds of KIK Custom Products Inc., a manufacturer of detergent and personal care products, rose as the company benefited from increasing demand for its bleach and disinfectants products. The Fund continues to hold these positions. The post reorganization equity of Avaya Holdings Corp., a communication software provider, rallied in second and third quarter 2020 on stronger-than-expected earnings and outlook. The Fund took advantage of the rise in share price to reduce exposure.

During the period, the Fund used credit default swaps to sell credit protection on certain high yield securities and earn a commensurate credit spread. The credit default swaps had a negligible impact on performance during the reporting period.

Nuveen Floating Rate Income Fund

The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for each share class of the Fund for the period ended September 30, 2020. Comparative performance information is provided for the Fund’s Class A Share total return at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the Credit Suisse Leveraged Loan Index and the Lipper Loan Participation Funds Classification Average during the reporting period.

The Fund seeks current income and capital appreciation by investing primarily in floating rate loans and other floating rate securities, a substantial portion of which will be rated below investment grade. The Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in floating rate securities. Floating rate securities are defined to include floating rate loans, other floating rate debt securities, money market securities and shares of money market and short-term bond funds. The Fund may invest up to 20% of its net assets in other securities, which would primarily be fixed rate debt securities, convertible securities and equity securities received as a result of the restructuring of an issuer’s debt. A substantial portion of the Fund’s assets generally will be invested in securities rated below investment grade or, if unrated, deemed to be of comparable quality. The Fund may utilize derivatives, including options, futures contracts, options on futures contracts, swap agreements, including interest rate swaps, total return swaps, credit default swaps and options on swap agreements.

Heading into 2020, the Fund was overweight BBB and BB rated credit issues while underweight B rated loans, most notably B/B- rated issues. The conservative positioning provided some risk mitigation during the first quarter sell-off. In May 2020, the Fund began to reduce BB rated exposure and selectively rotate into B rated loans for higher income/return opportunities. At the end of the reporting period, the Fund became slightly underweight to BB rated loans relative to the index. In terms of exposure to mid/lower rated tier credits, the Fund maintained an overweight to B+ rated loans and underweight to B and B- rated issues.

Several factors contributed to the Fund’s relative underperformance, including exposure to equities received from reorganizations, combined with disappointing issues selection within the energy and communications services sectors, and an overweight to the communication services sector. Most notably, re-org equity of iHeartCommunications Inc. declined sharply with the broader stock market sell-off in March 2020, in addition to lowered expectations on potential merger and acquisition activity. While iHeartCommunication’s stock price rebounded during the second and third quarters 2020, the benefit was more than offset by the sharp decline in March 2020. Within the energy sector, the loans and bonds of two oil and gas exploration and production (E&P) companies, Fieldwood Energy and California Resources Corporation, sold off sharply in the first quarter 2020 following the unprecedented volatility in oil price. Both issuers have recovered slower than the market as they worked with lenders on restructuring. Within the communication services sector, bonds of Intelsat S.A., a satellite operator, declined in March 2020 as the company was unable to secure liquidity to proceed with its plan to convert its C-band for 5G usage, in spite of the Federal Communications Commission’s (FCC) approval that assigned nearly $5 billion of incentive payment/reimbursement to Intelsat. In May 2020, the company filed for restructuring and secured $1 billion in debtor-in-possession (DIP) financing to proceed with the FCC process. It is worth noting that the loans of Intelsat contributed positively during the reporting period as the restructuring was favorable to senior loan holders. The Fund continues to hold these positions.

For the twelve-month reporting period, an average overweight in BB loans relative to the index, combined with positive issue selection within BB rated loans contributed positively to relative performance. From a sector perspective, positive issue selection within the consumer discretionary sector aided relative performance and more than offset a moderate negative impact from an active underweight to the sector. Most notably, loans of Academy, Ltd, a well-recognized sporting goods and outdoor recreation retailer rose steadily following the March 2020 sell-off. The company has seen strong sales growth in its outdoor and recreation production segment following the COVID-19 crisis. Sentiment on the company was also increased as it proceeded with filing for initial public offering. Similarly, the loans of KIK Custom Products Inc., a manufacturer of detergent and personal care products, rose as the company benefited from increasing demand for its bleach and disinfectants products. Also aiding relative performance was the Fund’s overweight to the utilities sector as a result of large exposure to Pacific Gas and Electric Co (PG&E). The company’s loans and bonds rose over the summer 2020 months as it emerged from bankruptcy. The company’s newly issued debt following restructuring was oversubscribed, indicating strong capital markets access and improving credit profile. The Fund continues to hold these positions. During the reporting period, the Fund’s allocation to high yield bonds aided relative performance.

Risk Considerations and Dividend Information

Risk Considerations

Nuveen High Yield Income Fund (formerly known as Nuveen Symphony High Yield Income Fund)

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Investments in below investment grade or high yield securities are subject to liquidity risk and heightened credit risk. Credit risk arises from an issuer’s ability to make interest and principal payments when due, as well as the prices of bonds declining when an issuer’s credit quality is expected to deteriorate. The Fund is subject to interest rate risk; as interest rates rise, bond prices fall. This Fund is subject to the risks of investing in loans, including loan settlement risk due to the lack of established settlement standards or remedies for failure to settle and covenant lite loan risk, which is the risk that loans with limited restrictive covenants on borrowers may weaken the Fund’s ability to access collateral securing the loan and enforce its rights as a lender. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These and other risk considerations, such as active management, call, derivatives, income, and unrated securities risks, are described in detail in the Fund’s prospectus.

Nuveen Floating Rate Income Fund (formerly known as Nuveen Symphony Floating Rate Income Fund)

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The value of the Fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the underlying securities. This Fund is subject to loan settlement risk due to the lack of established settlement standards or remedies for failure to settle.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Fund Performance

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.

Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

Expense Ratios

The expense ratios shown are as of the Fund’s most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses.

Fund Performance and Expense Ratios (continued)

Nuveen High Yield Income Fund

(formerly known as Nuveen Symphony High Yield Income Fund)

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance and Expense Ratios

		Total Returns as of September 30, 2020*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	4/28/10	(2.58)%	5.21%	5.53%	1.05%	1.01%
Class A Shares at maximum Offering Price	4/28/10	(7.20)%	4.19%	5.02%	—	—
ICE BofA U.S. High Yield Index	—	2.30%	6.61%	6.28%	—	—
Lipper High Yield Funds Classification Average	—	1.70%	5.42%	5.37%	—	—

Class C Shares	4/28/10	(3.33)%	4.43%	4.75%	1.81%	1.76%
Class I Shares	4/28/10	(2.29)%	5.47%	5.80%	0.80%	0.76%

		Total Returns as of September 30, 2020*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	Since Inception	Gross	Net
Class R6 Shares	10/01/14	(2.19)%	5.58%	3.69%	0.69%	0.65%

*

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021, Class C Shares will automatically convert to Class A Shares eight years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

**

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses so that the total annual operating expenses of the Fund (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.79% through July 31, 2022 or 1.35% after July 31, 2022 of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares will be less than the expense limitation. The expense limitation expiring July 31, 2022 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Nuveen High Yield Income Fund

(formerly known as Nuveen Symphony High Yield Income Fund)

Growth of an Assumed $10,000 Investment as of September 30, 2020 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)

Nuveen Floating Rate Income Fund

(formerly known as Nuveen Symphony Floating Rate Income Fund)

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance and Expense Ratios

		Total Returns as of September 30, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class A Shares at NAV	5/02/11	(1.81)%	2.84%	3.63%	1.01%
Class A Shares at maximum Offering Price	5/02/11	(4.76)%	2.21%	3.30%	—
Credit Suisse Leveraged Loan Index	—	0.84%	4.03%	4.00%	—
Lipper Loan Participation Funds Classification Average	—	(1.23)%	2.90%	2.92%	—

Class C Shares	5/02/11	(2.50)%	2.08%	2.86%	1.76%
Class R6 Shares	1/28/15	(1.46)%	3.21%	2.82%	0.67%
Class I Shares	5/02/11	(1.56)%	3.10%	3.90%	0.77%

*

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $500,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021, Class C Shares will automatically convert to Class A Shares eight years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Nuveen Floating Rate Income Fund

(formerly known as Nuveen Symphony Floating Rate Income Fund)

Growth of an Assumed $10,000 Investment as of September 30, 2020 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Yields    as of September 30, 2020

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. If the fund did not receive a fee waiver/expense reimbursement during the period under its most recent agreement, subsidized and unsubsidized yields will be equal. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen High Yield Income Fund

	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	5.28%	4.80%	5.87%	5.76%
SEC 30-Day Yield-Subsidized	4.37%	3.84%	4.97%	4.86%
SEC 30-Day Yield-Unsubsidized	4.29%	3.76%	4.90%	4.79%

Nuveen Floating Rate Income Fund

	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	3.47%	2.83%	3.89%	3.81%
SEC 30-Day Yield	4.09%	3.51%	4.58%	4.49%

1

The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Holding Summaries    as of September 30, 2020

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Nuveen High Yield Income Fund

(formerly known as Nuveen Symphony High Yield Income Fund)

Fund Allocation

(% of net assets)

Corporate Bonds	72.2%

Variable Rate Senior Loan Interests	19.0%

Exchange-Traded Funds	1.2%

Common Stocks	1.1%

Convertible Bonds	0.3%

Warrants	0.0%

Common Stock Rights	0.0%

Investments Purchased with Collateral from Securities Lending	2.1%

Investment Companies	3.7%

Other Assets Less Liabilities	0.4%

Net Assets	100%

Top Five Holdings

(% of net assets)

BlackRock Liquidity Funds T-Fund Portfolio	3.7%

Invesco Senior Loan ETF	1.2%

Frontier Communications Corporation, Term Loan B	1.2%

Global Medical Response Inc	1.1%

First Quantum Minerals Ltd	1.0%

Portfolio Composition

(% of net assets)

Media	9.3%

Oil, Gas & Consumable Fuels	6.6%

Health Care Providers & Services	6.6%

Software	5.7%

Diversified Telecommunication Services	5.8%

Hotels, Restaurants & Leisure	3.6%

Metals & Mining	3.6%

Communications Equipment	3.5%

Specialty Retail	2.9%

Auto Components	2.9%

Commercial Services & Supplies	2.7%

Food & Staples Retailing	2.5%

Automobiles	2.3%

Pharmaceuticals	2.2%

Chemicals	2.0%

Consumer Finance	1.9%

Aerospace & Defense	1.8%

Equity Real Estate Investment Trust	1.6%

Thrifts & Mortgage Finance	1.5%

Airlines	1.4%

Household Products	1.4%

Electric Utilities	1.4%

Other[1]	19.4%

Exchange-Traded Funds	1.2%

Investments Purchased with Collateral from Securities Lending	2.1%

Investment Companies	3.7%

Other Assets Less Liabilities	0.4%

Net Assets	100%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

BBB	6.0%

BB or Lower	90.2%

N/R (not rated)	3.8%

Total	100%

1	See Portfolio of Investments for details on “other” Portfolio Composition.

Holding Summaries as of September 30, 2020 (continued)

Nuveen Floating Rate Income Fund

(formerly known as Nuveen Symphony Floating Rate Income Fund)

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	83.2%

Corporate Bonds	14.4%

Common Stocks	1.5%

Common Stock Rights	0.1%

Warrants	0.0%

Convertible Preferred Securities	0.0%

Investment Companies	0.8%

Other Assets Less Liabilities	0.0%

Net Assets	100%

Top Five Holdings

(% of net assets)

Intelsat Jackson Holdings, S.A., Term Loan B	1.8%

Clear Channel Outdoor Holdings, Inc., Term Loan B	1.4%

Frontier Communications Corporation, Term Loan B	1.3%

Numericable Group S.A., Term Loan B13	1.2%

Caesars Resort Collection, Term Loan, First Lien	1.2%

Portfolio Composition

(% of net assets)

Media	14.7%

Software	9.6%

Health Care Providers & Services	8.2%

Hotels, Restaurants & Leisure	8.1%

Pharmaceuticals	5.1%

Diversified Telecommunication Services	5.1%

Oil, Gas & Consumable Fuels	3.9%

Electric Utilities	2.8%

Commercial Services & Supplies	2.5%

IT Services	2.5%

Communications Equipment	2.1%

Specialty Retail	2.1%

Insurance	1.9%

Machinery	1.8%

Equity Real Estate Investment Trust	1.6%

Airlines	1.6%

Household Products	1.5%

Food & Staples Retailing	1.4%

Semiconductors & Semiconductor Equipment	1.4%

Health Care Technology	1.3%

Health Care Equipment & Supplies	1.3%

Other[1]	18.7%

Investments Companies	0.8%

Other Assets Less Liabilities	0.0%

Net Assets	100%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

BBB	7.2%

BB or Lower	84.8%

N/R (not rated)	8.0%

Total	100%

1	See Portfolio of Investments for details on “other” Portfolio Composition.

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended September 30, 2020.

The beginning of the period is April 1, 2020.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen High Yield Income Fund

(formerly known as Nuveen Symphony High Yield Income Fund)

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,125.91	$1,121.80	$1,128.00	$1,127.76
Expenses Incurred During the Period	$5.31	$9.28	$3.40	$3.99
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.00	$1,016.25	$1,021.80	$1,021.25
Expenses Incurred During the Period	$5.05	$8.82	$3.23	$3.79

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.00%, 1.75%, 0.64% and 0.75% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Expense Examples (continued)

Nuveen Floating Rate Income Fund

(formerly known as Nuveen Symphony Floating Rate Income Fund)

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,102.23	$1,098.73	$1,104.19	$1,104.16
Expenses Incurred During the Period	$5.41	$9.34	$3.47	$4.10
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.85	$1,016.10	$1,021.70	$1,021.10
Expenses Incurred During the Period	$5.20	$8.97	$3.34	$3.94

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.03%, 1.78%, 0.66% and 0.78% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Report of Independent Registered

Public Accounting Firm

To the Shareholders and Board of Trustees

Nuveen Investment Trust III:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Nuveen High Yield Income Fund (formerly known as Nuveen Symphony High Yield Income Fund) and Nuveen Floating Rate Income Fund (formerly known as Nuveen Symphony Floating Rate Income Fund) (two of the funds comprising Nuveen Investment Trust III) (the Funds), including the portfolios of investments, as of September 30, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2020, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois

November 25, 2020

Nuveen High Yield Income Fund

(formerly known as Nuveen Symphony High Yield Income Fund)

Portfolio of Investments    September 30, 2020

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 93.8%

	CORPORATE BONDS – 72.2%

	Aerospace & Defense – 1.8%

$1,800	Bombardier Inc, 144A	8.750%	12/01/21	B	$1,823,256

1,900	Bombardier Inc, 144A	6.000%	10/15/22	B	1,757,500

900	Signature Aviation US Holdings Inc, 144A	4.000%	3/01/28	BB	837,000

1,750	TransDigm Inc, 144A	6.250%	3/15/26	Ba3	1,834,963

2,700	TransDigm, Inc	6.500%	5/15/25	B–	2,691,562
9,050	Total Aerospace & Defense				8,944,281

	Air Freight & Logistics – 0.2%

950	Cargo Aircraft Management Inc, 144A	4.750%	2/01/28	Ba3	959,358

	Airlines – 1.4%

2,125	Delta Air Lines Inc / SkyMiles IP Ltd, 144A	4.750%	10/20/28	Baa1	2,204,687

975	Delta Air Lines Inc / SkyMiles IP Ltd, 144A	4.500%	10/20/25	Baa1	1,000,594

3,840	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd, 144A	6.500%	6/20/27	Baa3	3,998,400
6,940	Total Airlines				7,203,681

	Auto Components – 2.9%

4,000	Adient Global Holdings Ltd, 144A, (13)	4.875%	8/15/26	B	3,810,000

1,800	Allison Transmission Inc, 144A	5.875%	6/01/29	BB	1,946,700

2,650	Clarios Global LP / Clarios US Finance Co, 144A	6.250%	5/15/26	B1	2,778,657

2,700	Goodyear Tire & Rubber Co	9.500%	5/31/25	BB–	2,929,581

3,000	IHO Verwaltungs GmbH, 144A, (cash 6.000%, PIK 6.750%)	6.000%	5/15/27	BB+	3,165,000
14,150	Total Auto Components				14,629,938

	Automobiles – 2.3%

1,800	Ford Motor Co	4.750%	1/15/43	BB+	1,629,765

1,800	Ford Motor Co	5.291%	12/08/46	BB+	1,688,625

1,800	Ford Motor Credit Co LLC	4.125%	8/17/27	BB+	1,750,500

3,845	General Motors Financial Co Inc	5.700%	3/30/69	BB+	3,859,419

1,750	PM General Purchaser LLC, (WI/DD), 144A	9.500%	10/01/28	B+	1,815,100

840	Winnebago Industries Inc, 144A	6.250%	7/15/28	BB	884,100
11,835	Total Automobiles				11,627,509

	Building Products – 1.0%

1,400	Builders FirstSource Inc, 144A	5.000%	3/01/30	B+	1,449,000

2,700	Hillman Group Inc, 144A	6.375%	7/15/22	CCC	2,639,250

880	Standard Industries Inc/NJ, 144A	4.375%	7/15/30	BBB–	902,233
4,980	Total Building Products				4,990,483

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Capital Markets – 0.1%

$450	AG Issuer LLC, 144A	6.250%	3/01/28	B2	$447,750

	Chemicals – 2.0%

700	Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV, 144A	4.750%	6/15/27	BB–	719,250

1,000	Calumet Specialty Products Partners LP / Calumet Finance Corp	7.750%	4/15/23	B–	895,210

1,320	Illuminate Buyer LLC / Illuminate Holdings IV Inc, 144A	9.000%	7/01/28	B–	1,415,700

1,000	NOVA Chemicals Corp, 144A	5.250%	8/01/23	BB–	985,000

3,575	OCI NV, (WI/DD), 144A	4.625%	10/15/25	N/R	3,575,000

2,680	PQ Corp, 144A	5.750%	12/15/25	B	2,757,050
10,275	Total Chemicals				10,347,210

	Commercial Services & Supplies – 2.4%

2,000	ADT Security Corp, 144A	4.875%	7/15/32	BB–	2,020,000

750	Allied Universal Holdco LLC / Allied Universal Finance Corp, 144A	6.625%	7/15/26	BB–	798,750

900	Compass Group Diversified Holdings LLC, 144A	8.000%	5/01/26	B1	945,000

650	Gartner Inc, 144A	3.750%	10/01/30	BB	657,508

600	GFL Environmental Inc, 144A	3.750%	8/01/25	BB–	598,500

1,540	GFL Environmental Inc, 144A	7.000%	6/01/26	B–	1,623,468

2,000	Iron Mountain Inc, 144A	4.875%	9/15/27	BB–	2,039,525

880	Prime Security Services Borrower LLC / Prime Finance Inc, 144A	3.375%	8/31/27	BB–	845,900

3,000	Prime Security Services Borrower LLC / Prime Finance Inc, 144A	6.250%	1/15/28	B–	3,037,500
12,320	Total Commercial Services & Supplies				12,566,151

	Communications Equipment – 2.3%

4,200	Avaya Inc, 144A	6.125%	9/15/28	BB–	4,289,250

3,600	CommScope Inc, 144A	6.000%	3/01/26	Ba3	3,752,640

1,225	Switch Ltd, 144A	3.750%	9/15/28	BB	1,237,250

850	ViaSat Inc, 144A	5.625%	9/15/25	BB–	833,000

1,800	ViaSat Inc, 144A	5.625%	4/15/27	BB+	1,851,750
11,675	Total Communications Equipment				11,963,890

	Construction & Engineering – 0.2%

1,275	Pike Corp, 144A	5.500%	9/01/28	B3	1,282,892

	Construction Materials – 0.7%

2,000	Gates Global LLC / Gates Corp, 144A	6.250%	1/15/26	B	2,055,000

1,700	US Concrete Inc, 144A	5.125%	3/01/29	BB–	1,704,250
3,700	Total Construction Materials				3,759,250

	Consumer Finance – 1.4%

1,700	DAE Funding LLC, 144A	4.500%	8/01/22	Baa3	1,680,875

Nuveen High Yield Income Fund (continued)

(formerly known as Nuveen Symphony High Yield Income Fund)

Portfolio of Investments    September 30, 2020

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Consumer Finance (continued)

$3,000	Navient Corp	6.500%	6/15/22	Ba3	$3,060,000

1,350	OneMain Finance Corp	8.875%	6/01/25	BB–	1,495,125

1,100	Verscend Escrow Corp, 144A	9.750%	8/15/26	CCC+	1,196,019
7,150	Total Consumer Finance				7,432,019

	Containers & Packaging – 1.1%

450	Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc, 144A	4.125%	8/15/26	BB+	456,188

900	Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc, 144A	5.250%	8/15/27	B	917,100

1,760	Cascades Inc/Cascades USA Inc, 144A	5.375%	1/15/28	BB–	1,850,200

1,325	Graham Packaging Co Inc, 144A	7.125%	8/15/28	CCC+	1,379,656

800	Intelligent Packaging Ltd Finco Inc / Intelligent Packaging Ltd Co-Issuer LLC, 144A	6.000%	9/15/28	B	811,240
5,235	Total Containers & Packaging				5,414,384

	Distributors – 0.2%

900	American Builders & Contractors Supply Co Inc, 144A	4.000%	1/15/28	BB+	914,625

	Diversified Consumer Services – 0.5%

2,450	Kronos Acquisition Holdings Inc, 144A	9.000%	8/15/23	Caa1	2,483,688

	Diversified Financial Services – 1.1%

2,300	Air Methods Corp, 144A	8.000%	5/15/25	CCC	1,805,500

1,000	Genesis Energy LP / Genesis Energy Finance Corp	7.750%	2/01/28	B+	868,850

925	Jefferies Finance LLC / JFIN Co-Issuer Corp, 144A	6.250%	6/03/26	BB	938,875

2,000	PetSmart Inc, 144A	7.125%	3/15/23	CCC+	2,017,500
6,225	Total Diversified Financial Services				5,630,725

	Diversified Telecommunication Services – 3.4%

900	Altice France SA/France, 144A	5.500%	1/15/28	B	911,250

2,750	Occidental Petroleum Corp	5.875%	9/01/25	BB+	2,520,265

2,750	Occidental Petroleum Corp	6.375%	9/01/28	BB+	2,545,675

2,000	Occidental Petroleum Corp	8.875%	7/15/30	BB+	2,060,000

2,750	Occidental Petroleum Corp	6.450%	9/15/36	BB+	2,337,555

1,900	QualityTech LP / QTS Finance Corp, 144A	4.750%	11/15/25	BB	1,970,680

700	Virgin Media Finance PLC, 144A	5.000%	7/15/30	B	696,500

880	Virgin Media Secured Finance PLC, 144A	4.500%	8/15/30	BB+	904,147

1,500	Windstream Escrow LLC / Windstream Escrow Finance Corp, 144A	7.750%	8/15/28	B	1,473,750

1,800	Zayo Group Holdings Inc, 144A	6.125%	3/01/28	CCC+	1,855,098
17,930	Total Diversified Telecommunication Services				17,274,920

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Electric Utilities – 1.2%

$1,800	Bruce Mansfield Unit 1 2007 Pass-Through Trust, (3)	6.850%	6/01/34	N/R	$2,250

— (12)	Pacific Gas and Electric Co, (13)	3.150%	1/01/26	BBB–	146

450	Pacific Gas and Electric Co	4.550%	7/01/30	BBB–	487,500

782	Pacific Gas and Electric Co, (13)	4.500%	7/01/40	BBB–	794,112

450	Pacific Gas and Electric Co	4.950%	7/01/50	BBB–	480,287

420	Pattern Energy Operations LP / Pattern Energy Operations Inc, 144A	4.500%	8/15/28	BB–	435,750

1,800	Talen Energy Supply LLC	6.500%	6/01/25	B	1,176,759

2,250	Talen Energy Supply LLC, 144A	6.625%	1/15/28	BB	2,179,688

450	Talen Energy Supply LLC, 144A	7.625%	6/01/28	BB	450,000
8,402	Total Electric Utilities				6,006,492

	Electronic Equipment, Instruments & Components – 0.3%

1,800	MTS Systems Corp, 144A	5.750%	8/15/27	B	1,772,460

	Energy Equipment & Services – 0.6%

900	Archrock Partners LP / Archrock Partners Finance Corp, 144A	6.250%	4/01/28	B+	848,250

950	Holly Energy Partners LP / Holly Energy Finance Corp, 144A	5.000%	2/01/28	BB+	931,000

1,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp, 144A	4.875%	2/01/31	BB	968,425

515	Transocean Guardian Ltd, 144A	5.875%	1/15/24	CCC+	332,046
3,365	Total Energy Equipment & Services				3,079,721

	Entertainment – 0.2%

1,000	Cinemark USA Inc, 144A	8.750%	5/01/25	BB+	1,060,000

	Equity Real Estate Investment Trust – 1.6%

1,800	MPT Operating Partnership LP / MPT Finance Corp	4.625%	8/01/29	BBB–	1,872,846

1,375	Retail Properties of America Inc	4.750%	9/15/30	BBB–	1,376,670

3,635	Uniti Group LP / Uniti Fiber Holdings Inc / CSL Capital LLC, 144A	7.875%	2/15/25	BB+	3,852,028

920	VICI Properties LP / VICI Note Co Inc, 144A	4.125%	8/15/30	BB	906,200
7,730	Total Equity Real Estate Investment Trust				8,007,744

	Food & Staples Retailing – 2.0%

2,465	Del Monte Foods Inc, 144A	11.875%	5/15/25	CCC+	2,603,656

1,800	Kraft Heinz Foods Co	6.500%	2/09/40	Baa3	2,284,948

1,620	New Albertsons LP	8.000%	5/01/31	B–	1,879,200

1,800	US Foods Inc, 144A	5.875%	6/15/24	B+	1,811,790

1,500	US Foods Inc, 144A	6.250%	4/15/25	BB–	1,588,125
9,185	Total Food & Staples Retailing				10,167,719

Nuveen High Yield Income Fund (continued)

(formerly known as Nuveen Symphony High Yield Income Fund)

Portfolio of Investments    September 30, 2020

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Food Products – 0.5%

$900	Kraft Heinz Foods Co, 144A	5.500%	6/01/50	Baa3	$1,029,424

1,575	Post Holdings Inc, 144A	4.625%	4/15/30	B+	1,620,281
2,475	Total Food Products				2,649,705

	Gas Utilities – 0.2%

950	Global Partners LP / GLP Finance Corp, (WI/DD), 144A	6.875%	1/15/29	B+	959,500

	Health Care Equipment & Supplies – 0.1%

435	Air Medical Group Holdings Inc, 144A, (13)	6.375%	5/15/23	CCC+	435,000

	Health Care Providers & Services – 5.1%

880	AMN Healthcare Inc, 144A	4.625%	10/01/27	BB–	902,000

2,800	CHS/Community Health Systems Inc	6.250%	3/31/23	BB	2,737,000

2,575	CHS/Community Health Systems Inc, 144A	8.625%	1/15/24	B–	2,562,125

900	Cushman & Wakefield US Borrower LLC, 144A	6.750%	5/15/28	BB–	934,335

1,800	DaVita Inc, 144A	4.625%	6/01/30	Ba3	1,847,520

900	Encompass Health Corp	4.750%	2/01/30	B+	913,086

525	Encompass Health Corp	4.625%	4/01/31	B+	525,000

5,500	Global Medical Response Inc, (WI/DD), 144A	6.500%	10/01/25	B2	5,459,300

1,800	LifePoint Health Inc, 144A	4.375%	2/15/27	B1	1,802,250

1,800	Molina Healthcare Inc, 144A	4.375%	6/15/28	BB–	1,836,900

2,750	RegionalCare Hospital Partners Holdings Inc / LifePoint Health Inc, 144A	9.750%	12/01/26	CCC+	2,921,875

1,800	Tenet Healthcare Corp, 144A	7.500%	4/01/25	BB–	1,939,500

700	Tenet Healthcare Corp, 144A	4.625%	6/15/28	BB–	705,897

900	Vizient Inc, 144A	6.250%	5/15/27	B	942,750
25,630	Total Health Care Providers & Services				26,029,538

	Health Care Technology – 0.7%

3,400	Change Healthcare Holdings LLC / Change Healthcare Finance Inc, 144A	5.750%	3/01/25	B–	3,442,500

	Hotels, Restaurants & Leisure – 3.2%

900	1011778 BC ULC / New Red Finance Inc, 144A	5.750%	4/15/25	BB+	960,750

1,000	Boyd Gaming Corp	4.750%	12/01/27	B–	981,250

1,800	Carnival Corp, 144A	11.500%	4/01/23	BB+	2,017,764

1,000	Cedar Fair LP / Canada’s Wonderland Co / Magnum Management Corp / Millennium Op, 144A	5.500%	5/01/25	Ba2	1,027,500

2,700	ESH Hospitality Inc, 144A	4.625%	10/01/27	BB–	2,649,429

1,200	IRB Holding Corp, 144A	7.000%	6/15/25	B	1,279,500

1,350	Marriott Ownership Resorts Inc	4.750%	1/15/28	B	1,279,125

2,000	Powdr Corp, 144A	6.000%	8/01/25	B1	2,045,000

1,800	Scientific Games International Inc, 144A	8.625%	7/01/25	B–	1,878,255

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Hotels, Restaurants & Leisure (continued)

$2,250	Scientific Games International Inc, 144A	5.000%	10/15/25	B+	$2,264,062
16,000	Total Hotels, Restaurants & Leisure				16,382,635

	Household Durables – 0.2%

850	TRI Pointe Group Inc	5.700%	6/15/28	BB–	930,750

	Household Products – 0.9%

3,600	Spectrum Brands Inc, 144A	5.000%	10/01/29	BB	3,735,000

630	Spectrum Brands Inc, 144A	5.500%	7/15/30	BB	664,650
4,230	Total Household Products				4,399,650

	Insurance – 0.1%

450	NFP Corp, 144A	7.000%	5/15/25	B1	477,000

	IT Services – 0.5%

2,700	Go Daddy Operating Co LLC / GD Finance Co Inc, 144A	5.250%	12/01/27	BB–	2,809,539

	Life Sciences Tools & Services – 0.3%

450	Jaguar Holding Co II / PPD Development LP, 144A	4.625%	6/15/25	B	463,500

900	Jaguar Holding Co II / PPD Development LP, 144A	5.000%	6/15/28	B	939,375
1,350	Total Life Sciences Tools & Services				1,402,875

	Machinery – 0.5%

850	Meritor Inc, 144A	6.250%	6/01/25	BB–	888,250

1,500	Navistar International Corp, 144A	9.500%	5/01/25	BB–	1,684,733
2,350	Total Machinery				2,572,983

	Media – 7.2%

2,025	Cablevision Lightpath LLC, 144A	5.625%	9/15/28	B	2,057,603

200	Cablevision Lightpath LLC, 144A	3.875%	9/15/27	B+	200,000

2,025	CCO Holdings LLC / CCO Holdings Capital Corp, 144A	4.500%	8/15/30	BB	2,126,341

1,350	CCO Holdings LLC / CCO Holdings Capital Corp, 144A	4.500%	5/01/32	BB	1,409,063

3,410	Clear Channel Worldwide Holdings Inc, 144A	5.125%	8/15/27	B1	3,274,452

3,600	CSC Holdings LLC, 144A	5.750%	1/15/30	B	3,825,756

2,050	CSC Holdings LLC, 144A	4.625%	12/01/30	B	2,059,697

2,400	DISH DBS Corp	5.000%	3/15/23	B2	2,448,000

1,000	DISH DBS Corp	5.875%	11/15/24	B2	1,029,785

900	DISH DBS Corp	7.750%	7/01/26	B2	989,424

1,100	GCI LLC, (WI/DD), 144A	4.750%	10/15/28	B	1,113,761

1,800	Houghton Mifflin Harcourt Publishers Inc, 144A	9.000%	2/15/25	BB–	1,728,000

2,420	iHeartCommunications Inc, 144A	4.750%	1/15/28	B+	2,280,723

Nuveen High Yield Income Fund (continued)

(formerly known as Nuveen Symphony High Yield Income Fund)

Portfolio of Investments    September 30, 2020

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Media (continued)

$2,030	McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance, 144A	7.875%	5/15/24	BB	$1,091,125

3,800	Radiate Holdco LLC / Radiate Finance Inc, 144A	6.500%	9/15/28	CCC+	3,894,097

1,800	TEGNA Inc, 144A	4.750%	3/15/26	BB–	1,839,285

1,000	Univision Communications Inc, 144A	9.500%	5/01/25	B	1,070,000

885	Univision Communications Inc, 144A	6.625%	6/01/27	B	863,981

1,600	Videotron Ltd, 144A	5.125%	4/15/27	BB+	1,683,200

1,800	Virgin Media Secured Finance PLC, 144A	5.500%	5/15/29	BB+	1,932,210
37,195	Total Media				36,916,503

	Metals & Mining – 3.6%

4,000	Big River Steel LLC / BRS Finance Corp, 144A	6.625%	1/31/29	B	4,044,600

500	Carpenter Technology Corp	6.375%	7/15/28	BBB–	523,135

1,860	Cleveland-Cliffs Inc, 144A	9.875%	10/17/25	BB	2,076,225

5,400	First Quantum Minerals Ltd, (WI/DD), 144A	6.875%	10/15/27	B–	5,201,820

3,375	Hecla Mining Co	7.250%	2/15/28	B	3,658,500

2,400	Hudbay Minerals Inc, 144A	6.125%	4/01/29	B+	2,376,000

420	Joseph T Ryerson & Son Inc, 144A	8.500%	8/01/28	B	442,050
17,955	Total Metals & Mining				18,322,330

	Multiline Retail – 0.4%

675	Kohl’s Corp	9.500%	5/15/25	Baa2	796,385

1,000	Macy’s Inc, 144A	8.375%	6/15/25	Ba1	1,033,930
1,675	Total Multiline Retail				1,830,315

	Oil, Gas & Consumable Fuels – 5.7%

1,350	Buckeye Partners LP, 144A	4.125%	3/01/25	BB	1,289,250

1,440	Cenovus Energy Inc	5.375%	7/15/25	BBB–	1,385,638

2,700	Cheniere Energy Partners LP	5.250%	10/01/25	BB	2,762,100

1,800	Citgo Holding Inc, 144A	9.250%	8/01/24	B+	1,714,500

385	Transocean Inc, 144A	11.500%	1/30/27	CCC	154,000

2,100	CITGO Petroleum Corp, 144A	7.000%	6/15/25	BB	2,071,125

2,000	Continental Resources, Inc	4.500%	4/15/23	BBB–	1,906,820

1,000	EnLink Midstream Partners LP	4.850%	7/15/26	BB+	865,110

2,205	Enviva Partners LP / Enviva Partners Finance Corp, 144A	6.500%	1/15/26	BB–	2,323,519

1,440	EQM Midstream Partners LP, 144A	6.000%	7/01/25	BB	1,485,000

440	EQM Midstream Partners LP, 144A	6.500%	7/01/27	BB	466,409

1,800	Hess Midstream Operations LP, 144A	5.125%	6/15/28	BB+	1,795,878

500	Leviathan Bond Ltd, 144A	6.125%	6/30/25	BB	516,194

1,000	Leviathan Bond Ltd, 144A	6.500%	6/30/27	BB	1,036,861

1,000	Moss Creek Resources Holdings Inc, 144A	10.500%	5/15/27	B–	625,000

960	Murphy Oil Corp	6.875%	8/15/24	BB+	888,000

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$2,000	Murphy Oil Corp	5.875%	12/01/27	BB+	$1,708,080

1,150	NuStar Logistics LP	6.375%	10/01/30	Ba3	1,193,125

1,000	Parkland Corp/Canada, 144A	6.000%	4/01/26	BB	1,047,500

2,700	Southwestern Energy Co	7.500%	4/01/26	BB	2,639,250

1,285	Western Midstream Operating LP	5.050%	2/01/30	BB+	1,252,766
30,255	Total Oil, Gas & Consumable Fuels				29,126,125

	Personal Products – 0.3%

1,350	HLF Financing Sarl LLC / Herbalife International Inc, 144A	7.250%	8/15/26	BB–	1,387,125

	Pharmaceuticals – 2.2%

3,349	Advanz Pharma Corp Ltd	8.000%	9/06/24	B–	3,282,020

2,200	Bausch Health Cos Inc, 144A	7.000%	1/15/28	B	2,326,500

3,800	Bausch Health Cos Inc, 144A	5.000%	1/30/28	B	3,690,750

717	Endo Dac / Endo Finance LLC / Endo Finco Inc, 144A	9.500%	7/31/27	CCC+	749,265

988	Endo Dac / Endo Finance LLC / Endo Finco Inc, 144A	6.000%	6/30/28	CCC+	726,180

319	Par Pharmaceutical Inc, 144A	7.500%	4/01/27	B+	334,210
11,373	Total Pharmaceuticals				11,108,925

	Professional Services – 0.5%

2,400	ASGN Inc, 144A	4.625%	5/15/28	BB–	2,409,888

	Real Estate Management & Development – 0.2%

900	Forestar Group Inc, 144A	5.000%	3/01/28	B+	909,000

375	Howard Hughes Corp, 144A	5.375%	3/15/25	BB	381,038
1,275	Total Real Estate Management & Development				1,290,038

	Semiconductors & Semiconductor Equipment – 0.5%

840	ams AG, 144A	7.000%	7/31/25	Ba3	889,081

1,820	Entegris Inc, 144A	4.625%	2/10/26	BB	1,860,950
2,660	Total Semiconductors & Semiconductor Equipment				2,750,031

	Software – 1.6%

1,350	Boxer Parent Co Inc, 144A	7.125%	10/02/25	B2	1,441,881

900	Boxer Parent Co Inc, 144A	9.125%	3/01/26	CCC+	954,000

1,800	Camelot Finance SA, 144A	4.500%	11/01/26	B	1,840,500

900	IQVIA Inc, 144A	5.000%	5/15/27	BB	943,713

1,300	Logan Merger Sub Inc, 144A	5.500%	9/01/27	B1	1,319,500

1,750	SS&C Technologies Inc, 144A	5.500%	9/30/27	B+	1,859,760
8,000	Total Software				8,359,354

Nuveen High Yield Income Fund (continued)

(formerly known as Nuveen Symphony High Yield Income Fund)

Portfolio of Investments    September 30, 2020

Principal Amount (000)	Description (1)	Coupon			Maturity	Ratings (2)	Value

	Specialty Retail – 2.6%

$885	L Brands Inc, 144A	6.875%			7/01/25	BB	$955,800

1,850	L Brands Inc, 144A	6.625%			10/01/30	B+	1,882,375

1,800	Lithia Motors Inc, 144A	4.625%			12/15/27	BB	1,858,500

3,600	PetSmart Inc, 144A	8.875%			6/01/25	CCC+	3,734,820

2,455	Staples Inc, 144A	7.500%			4/15/26	B1	2,262,184

3,200	Staples Inc, 144A	10.750%			4/15/27	B3	2,566,000
13,790	Total Specialty Retail						13,259,679

	Technology Hardware, Storage & Peripherals – 0.9%

1,880	Diebold Nixdorf Inc, (13)	8.500%			4/15/24	CCC	1,711,740

1,050	Diebold Nixdorf Inc, 144A	9.375%			7/15/25	B–	1,107,750

1,100	NCR Corp, 144A	5.000%			10/01/28	BB–	1,098,625

850	NCR Corp, 144A	5.250%			10/01/30	BB–	850,000
4,880	Total Technology Hardware, Storage & Peripherals						4,768,115

	Thrifts & Mortgage Finance – 1.5%

3,500	Freedom Mortgage Corp, 144A	8.125%			11/15/24	B+	3,491,250

3,150	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp, 144A	5.250%			3/15/22	Ba2	3,087,945

880	MGIC Investment Corp	5.250%			8/15/28	BB+	910,536
7,530	Total Thrifts & Mortgage Finance						7,489,731

	Trading Companies & Distributors – 0.5%

1,350	Air Lease Corp	2.250%			1/15/23	BBB	1,352,813

940	United Rentals North America Inc	5.250%			1/15/30	BB–	1,025,775
2,290	Total Trading Companies & Distributors						2,378,588

	Wireless Telecommunication Services – 1.3%

2,700	Connect Finco SARL / Connect US Finco LLC, 144A	6.750%			10/01/26	B+	2,708,505

3,480	Hughes Satellite Systems Corp	5.250%			8/01/26	BBB–	3,699,797
6,180	Total Wireless Telecommunication Services						6,408,302
$368,600	Total Corporate Bonds (cost $364,582,638)						368,263,614

Principal Amount (000)	Description (1)	Coupon (4)	Reference Rate (4)	Spread (4)	Maturity (5)	Ratings (2)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 19.0% (4)

	Banks – 0.0%

$263	iQor US, Inc., DIP Term Loan, (3)	11.000%	3-Month LIBOR	10.000%	4/01/22	N/R	$247,640

	Building Products – 0.1%

540	DiversiTech Holdings, Inc., Term Loan B1, (WI/DD)	TBD	TBD	TBD	TBD	B+	532,575

	Capital Markets – 1.0%

4,338	Sequa Corporation, Term Loan B, (cash 6.750%, PIK 1.000%)	7.750%	3-Month LIBOR	6.750%	7/31/23	B–	4,116,059

Principal Amount (000)	Description (1)	Coupon (4)	Reference Rate (4)	Spread (4)	Maturity (5)	Ratings (2)	Value

	Capital Markets (continued)

$887	Sequa Corporation, Term Loan, Second Lien	5.875%	3-Month LIBOR	5.375%	7/31/24	CCC–	$709,143
5,225	Total Capital Markets						4,825,202

	Commercial Services & Supplies – 0.3%

693	Education Management LLC, Term Loan A, (3), (6)	0.000%	N/A	N/A	7/02/21	N/R	6,933

2,126	iQor US, Inc., Term Loan, First Lien, (3)	0.000%	N/A	N/A	4/01/21	D	1,402,276
2,819	Total Commercial Services & Supplies						1,409,209

	Communications Equipment – 1.2%

89	Avaya Inc., Term Loan B	4.401%	1-Month LIBOR	4.250%	12/15/24	BB–	88,333

2,673	Fleet U.S. Bidco Inc., Term Loan B	3.397%	1-Month LIBOR	3.250%	10/07/26	B+	2,619,540

1,929	MultiPlan, Inc., Term Loan B	3.750%	3-Month LIBOR	2.750%	6/07/23	B+	1,901,619

1,835	Riverbed Technology, Inc., Term Loan B, First Lien	4.250%	3-Month LIBOR	3.250%	4/24/22	B2	1,659,287
6,526	Total Communications Equipment						6,268,779

	Consumer Finance – 0.5%

2,695	Verscend Technologies, Tern Loan B	4.647%	1-Month LIBOR	4.500%	8/27/25	B+	2,677,133

	Distributors – 0.3%

1,683	Spin Holdco Inc., Term Loan B1, First Lien, (DD1)	4.250%	2-Month LIBOR	3.250%	11/14/22	B2	1,652,947

	Diversified Consumer Services – 0.0%

13	Education Management LLC, Elevated Term Loan A2, (3)	5.808%	1-Week LIBOR	5.500%	7/02/21	N/R	—

473	Education Management LLC, Elevated Term Loan A1, (3), (6)	0.000%	N/A	N/A	7/02/21	N/R	5,911
486	Total Diversified Consumer Services						5,911

	Diversified Telecommunication Services – 2.4%

3,338	Consolidated Communications Holdings, Initial Term Loan	4.000%	1-Month LIBOR	3.000%	10/05/23	B+	3,310,754

5,959	Frontier Communications Corporation, Term Loan B, (3)	6.000%	Prime	2.750%	6/15/24	N/R	5,880,732

2,800	Numericable Group S.A., Term Loan B13	4.152%	1-Month LIBOR	4.000%	8/14/26	B	2,730,360
12,097	Total Diversified Telecommunication Services						11,921,846

	Food & Staples Retailing – 0.5%

2,376	Hearthside Group Holdings LLC, Term Loan B	3.834%	1-Month LIBOR	3.688%	5/31/25	B2	2,316,304

138	Hearthside Group Holdings, LLC, Incremental Term Loan B3	6.000%	1-Month LIBOR	5.000%	5/31/25	B2	137,655
2,514	Total Food & Staples Retailing						2,453,959

	Food Products – 0.4%

1,964	Chobani, LLC (Chobani Idaho, LLC) New Term Loan (First Lien)	4.500%	1-Month LIBOR	3.500%	10/10/23	B1	1,948,353

Nuveen High Yield Income Fund (continued)

(formerly known as Nuveen Symphony High Yield Income Fund)

Portfolio of Investments    September 30, 2020

Principal Amount (000)	Description (1)	Coupon (4)	Reference Rate (4)	Spread (4)	Maturity (5)	Ratings (2)	Value

	Health Care Providers & Services – 1.5%

$1,583	Air Medical, Term Loan B	4.500%	3-Month LIBOR	3.500%	4/21/24	B	$1,393,831

1,075	Ardent Health, Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	B1	1,076,344

2,739	Heartland Dental Care, Inc., Term Loan, First Lien	3.647%	1-Month LIBOR	3.500%	4/30/25	B3	2,531,928

2,750	Surgery Center Holdings Inc., Initial Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B2	2,612,500
8,147	Total Health Care Providers & Services						7,614,603

	Health Care Technology – 0.6%

1,575	Onex Carestream Finance LP, New Extended Term Loan, Second Lien, (cash 5.500%, PIK 8.000%)	5.500%	3-Month LIBOR	4.500%	8/05/23	Caa1	1,263,463

1,668	Onex Carestream Finance LP, New Extended Term Loan, First Lien	7.750%	6-Month LIBOR	6.750%	5/05/23	B1	1,629,477
3,243	Total Health Care Technology						2,892,940

	Hotels, Restaurants & Leisure – 0.4%

901	24 Hour Fitness Worldwide, Inc., DIP Term Loan, (3)	11.000%	3-Month LIBOR	10.000%	6/15/21	N/R	766,724

1,146	24 Hour Fitness Worldwide, Inc., Term Loan B, (3)	0.000%	N/A	N/A	5/31/25	D	54,459

898	Carnival Corp, Term Loan B	8.500%	1-Month LIBOR	7.500%	6/30/25	BB+	912,464

448	ClubCorp Operations, Inc., Term Loan B	2.970%	3-Month LIBOR	2.750%	9/18/24	B–	384,655
3,393	Total Hotels, Restaurants & Leisure						2,118,302

	Household Durables – 0.4%

2,079	Apex Tool Group LLC, Third Amendment Term Loan	6.500%	1-Month LIBOR	5.250%	8/21/24	B3	1,976,958

	Household Products – 0.5%

2,529	KIK Custom Products Inc., Term Loan B2	5.000%	3-Month LIBOR	4.000%	5/15/23	B1	2,519,465

	Insurance – 0.4%

1,936	Acrisure LLC, Term Loan B	3.647%	1-Month LIBOR	3.500%	2/15/27	B	1,874,666

	Interactive Media & Services – 0.3%

1,600	Rackspace Hosting, Inc., Refinancing Term Loan B, First Lien	4.000%	3-Month LIBOR	3.000%	11/03/23	B+	1,573,839

	IT Services – 0.2%

1,402	Syniverse Holdings, Inc., Term Loan C	6.000%	3-Month LIBOR	5.000%	3/09/23	CCC+	1,091,174

	Machinery – 0.7%

989	Blount International, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B1	983,911

2,692	Engineered Machinery Holdings, Inc., Initial Term Loan, First Lien, (DD1)	4.000%	3-Month LIBOR	3.000%	7/19/24	B2	2,633,376
3,681	Total Machinery						3,617,287

	Media – 1.5%

502	Affinion Group Holdings, Inc., Consenting Term Loan, (cash 3.250%, PIK 1.750%)	5.000%	3-Month LIBOR	4.000%	4/10/24	N/R	341,490

425	Cablevision Lightpath LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B+	423,230

Principal Amount (000)	Description (1)	Coupon (4)	Reference Rate (4)	Spread (4)	Maturity (5)	Ratings (2)	Value

	Media (continued)

$3,964	iHeartCommunications Inc., Term Loan B	3.147%	1-Month LIBOR	3.000%	5/01/26	B+	$3,770,095

3,000	Intelsat Jackson Holdings, S.A., Term Loan B, (3), (WI/DD)	TBD	TBD	TBD	TBD	B	3,024,990

275	Radiate Holdco LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B1	270,780
8,166	Total Media						7,830,585

	Oil, Gas & Consumable Fuels – 0.9%

2,992	Citgo Petroleum Corp., Incremental Term B Loan, (WI/DD)	TBD	TBD	TBD	TBD	BB	2,850,266

65	Fieldwood Energy LLC, DIP Term Loan, (3)	9.750%	1-Month LIBOR	8.750%	8/05/21	N/R	65,224

584	Fieldwood Energy LLC, DIP Term Loan, (3), (7)	3.000%	N/A	3.000%	8/05/21	N/R	587,015

3,913	Fieldwood Energy LLC, Exit Term Loan, (3)	0.000%	N/A	N/A	4/11/22	N/R	1,041,720

3,520	Fieldwood Energy LLC, Exit Term Loan, Second Lien, (3)	0.000%	N/A	N/A	4/11/23	N/R	5,386
11,074	Total Oil, Gas & Consumable Fuels						4,549,611

	Personal Products – 0.4%

7,328	Revlon Consumer Products Corporation, Term Loan B, First Lien	4.250%	3-Month LIBOR	3.500%	9/07/23	C	2,125,135

	Professional Services – 0.4%

2,183	Ceridian HCM Holding, Inc., Term Loan B	2.600%	1-Week LIBOR	2.500%	4/30/25	B+	2,123,220

	Road & Rail – 0.1%

731	Ceva Group PLC, Term Loan B	5.223%	3-Month LIBOR	5.000%	8/03/25	B+	671,518

	Semiconductors & Semiconductor Equipment – 0.2%

1,831	Lumileds, Term Loan B	4.500%	6-Month LIBOR	3.500%	6/30/24	CCC	896,825

	Software – 3.5%

3,880	Ancestry.com, Inc., Term Loan, First Lien	4.750%	1-Month LIBOR	3.750%	10/19/23	B	3,882,254

2,337	Blackboard, Inc., Term Loan B5, First Lien	7.000%	3-Month LIBOR	6.000%	6/30/24	B	2,281,566

2,350	Ellucian, Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	B	2,338,250

2,506	Epicor Software Corporation, Term Loan, First Lien	5.250%	1-Month LIBOR	4.250%	7/31/27	B2	2,505,273

1,266	Greeneden U.S. Holdings II LLC, Term Loan B	3.397%	1-Month LIBOR	3.250%	12/01/23	B2	1,264,989

1,695	Hyland Software, Inc., Refinancing Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	B1	1,691,079

825	SkillSoft Corporation, First-Out Rolled Up Exit Term Loan	8.500%	3-Month LIBOR	7.500%	12/27/24	B+	837,179

1,679	SkillSoft Corporation, Takeback Second-Out Term Loan	8.500%	3-Month LIBOR	7.500%	4/27/25	B-	1,383,803

806	Skillsoft Corporation, First-Out Rolled Up Exit Term Loan	8.500%	3-Month LIBOR	7.500%	12/27/24	BB+	813,876

950	Thomson Reuters IP & S, Incremental Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B	947,031
18,294	Total Software						17,945,300

Nuveen High Yield Income Fund (continued)

(formerly known as Nuveen Symphony High Yield Income Fund)

Portfolio of Investments    September 30, 2020

Principal Amount (000)	Description (1)	Coupon (4)	Reference Rate (4)	Spread (4)	Maturity (5)	Ratings (2)	Value

	Specialty Retail – 0.3%

$1,546	Michaels Stores, Inc., New Term Loan B	3.500%	1-Month LIBOR	2.500%	9/17/27	Ba3	$1,510,791
$115,975	Total Variable Rate Senior Loan Interests (cost $111,549,889)						96,875,773

Shares	Description (1)						Value

	EXCHANGE-TRADED FUNDS – 1.2%

277,136	Invesco Senior Loan ETF, (10), (13)						$6,024,937
	Total Exchange-Traded Funds (cost $6,001,380)						6,024,937

Shares	Description (1)						Value

	COMMON STOCKS – 1.1%

	Electric Utilities – 0.2%

38,861	Energy Harbor Corp, (8), (9), (15)						$893,803

	Internet & Direct Marketing Retail – 0.0%

652	Catalina Marketing Corp, (8), (9)						8

	Media – 0.3%

208,386	Clear Channel Outdoor Holdings Inc, (9)						208,386

183,957	iHeartMedia Inc, (9), (13)						1,493,731

9,292	Tribune Co, (6)						9
	Total Media						1,702,126

	Software – 0.6%

31,142	Avaya Holdings Corp, (9)						473,358

15,728	SkillSoft Corporation, Class A, (8)						2,359,200

675	SkillSoft Corporation, Class B, (8)						101,250
	Total Software						2,933,808
	Total Common Stocks (cost $9,542,051)						5,529,745

Principal Amount (000)	Description (1)	Coupon			Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 0.3%

	Media – 0.3%

$1,800	DISH Network Corp	3.375%			8/15/26	B1	$1,652,394
$1,800	Total Convertible Bonds (cost $1,860,231)						1,652,394

Shares	Description (1)						Value

	WARRANTS – 0.0%

	Communications Equipment – 0.0%

45,063	Avaya Holdings Corp, (8)						$58,131

	Software - 0.0%

992	SkillSoft Corporation, Class A, (6)						1

1,984	SkillSoft Corporation, Class B, (6)						2
	Total Software						3
	Total Warrants (cost $4,659,342)						58,134

Shares	Description (1)			Value

	COMMON STOCK RIGHTS – 0.0%

	Oil, Gas & Consumable Fuels – 0.0%

$14,531	Fieldwood Energy Inc, (8), (9)			$145

2,935	Fieldwood Energy Inc, (8), (9)			30
	Total Common Stock Rights (cost $414,741)			175
	Total Long-Term Investments (cost $498,610,272)			478,404,772

Shares	Description (1)		Coupon	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 2.1%

	MONEY MARKET FUNDS – 2.1%

10,755,943	State Street Navigator Securities Lending Government Money Market Portfolio, (14)		0.090% (16)	$10,755,943
	Total Investments Purchased with Collateral from Securities Lending (cost $10,755,943)			10,755,943

Shares	Description (1)	Coupon		Value

	SHORT-TERM INVESTMENTS – 3.7%

	INVESTMENT COMPANIES – 3.7%

19,073,038	BlackRock Liquidity Funds T-Fund Portfolio, (10)	0.035% (11)		$19,073,038
	Total Short-Term Investments (cost $19,073,038)			19,073,038
	Total Investments (cost $528,439,253) – 99.6%			508,233,753
	Other Assets Less Liabilities – 0.4%			2,119,979
	Net Assets – 100%			$510,353,732

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market index or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(4)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(5)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(6)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(7)

Investment, or portion of investment, represents an outstanding unfunded senior loan commitment. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(9)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(10)

A copy of the most recent financial statements for these exchange-traded funds/investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(11)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(12)	Principal Amount (000) rounds to less than $1,000.

(13)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $10,433,732.

(14)

The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(15)	Common Stock received as part of the bankruptcy settlements for Bruce Mansfield Unit 1 2007 Pass-Through Trust.

(16)	The rate shown is the one-day yield as of the end of the reporting period.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETF	Exchange-Traded Fund

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

Nuveen Floating Rate Income Fund

(formerly known as Nuveen Symphony Floating Rate Income Fund)

Portfolio of Investments    September 30, 2020

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	LONG-TERM INVESTMENTS – 99.2%

	VARIABLE RATE SENIOR LOAN INTERESTS – 83.2% (2)

	Aerospace & Defense – 0.9%

$1,418	MacDonald, Dettwiler and Associates, Ltd., Term Loan B	2.900%	1-Month LIBOR	2.750%	10/05/24	B	$1,368,425

825	Standard Aero, Term Loan B1	3.720%	3-Month LIBOR	3.500%	4/08/26	B–	732,514

443	Standard Aero, Term Loan B2	3.720%	3-Month LIBOR	3.500%	4/08/26	B–	393,825

1,385	Transdigm, Inc., Term Loan E	2.397%	1-Month LIBOR	2.250%	5/30/25	Ba3	1,311,946

2,818	Transdigm, Inc., Term Loan F	2.397%	1-Month LIBOR	2.250%	12/09/25	Ba3	2,669,427
6,889	Total Aerospace & Defense						6,476,137

	Air Freight & Logistics – 0.3%

1,025	PAE Holding Corporation, Term Loan B	6.500%	3-Month LIBOR	5.500%	10/20/22	B+	1,021,543

1,166	XPO Logistics, Inc., Term Loan B	2.147%	1-Month LIBOR	2.000%	2/24/25	BBB–	1,146,160
2,191	Total Air Freight & Logistics						2,167,703

	Airlines – 1.6%

2,673	Allegiant Travel Company, Replacement Term Loan	3.254%	3-Month LIBOR	3.000%	2/05/24	Ba3	2,492,509

84	American Airlines, Inc., Term Loan B	2.146%	1-Month LIBOR	2.000%	4/28/23	Ba3	69,262

537	American Airlines, Inc., Term Loan B	2.152%	1-Month LIBOR	2.000%	12/14/23	Ba3	444,123

143	Delta Air Lines, Inc., Term Loan B	5.750%	3-Month LIBOR	4.750%	4/29/23	Baa2	142,643

790	United Air Lines, Inc., Term Loan B	6.250%	3-Month LIBOR	5.250%	6/20/27	Baa3	804,212

2,275	Delta Air Lines SkyMiles, Term Loan B	4.750%	6-Month LIBOR	3.750%	10/20/27	Baa1	2,294,508

1,832	United Air Lines, Inc., Term Loan B	1.895%	1-Month LIBOR	1.750%	4/01/24	Ba1	1,735,145

3,876	WestJet Airlines, Term Loan	4.000%	6-Month LIBOR	3.000%	12/11/26	BB+	3,378,389
12,210	Total Airlines						11,360,791

	Auto Components – 0.6%

1,684	DexKo Global, Inc., Term Loan B	4.500%	1-Month LIBOR	3.500%	7/24/24	B1	1,650,140

2,475	Johnson Controls Inc., Term Loan B	3.647%	1-Month LIBOR	3.500%	4/30/26	B1	2,417,747
4,159	Total Auto Components						4,067,887

	Automobiles – 0.4%

149	Caliber Collision, Term Loan B	3.147%	1-Month LIBOR	3.000%	2/05/26	B1	144,155

373	Caliber Collision, Term Loan B	4.072%	3-Month LIBOR	3.000%	2/05/26	B1	360,871

2,332	Navistar, Inc., Term Loan B	3.660%	1-Month LIBOR	3.500%	11/06/24	Ba2	2,318,786
2,854	Total Automobiles						2,823,812

	Banks – 0.0%

220	iQor US, Inc., DIP Term Loan, (5)	11.000%	3-Month LIBOR	10.000%	4/01/22	N/R	206,946

	Beverages – 0.3%

1,957	Jacobs Douwe Egberts, Term Loan B	2.188%	1-Month LIBOR	2.000%	11/01/25	BB+	1,950,910

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Biotechnology – 0.3%

$2,383	Grifols, Inc., Term Loan B, First Lien	2.100%	1-Week LIBOR	2.000%	11/15/27	Ba2	$2,338,496

	Building Products – 0.2%

1,325	Quikrete Holdings, Inc., Term Loan B	2.646%	1-Month LIBOR	2.500%	2/01/27	BB–	1,291,752

	Capital Markets – 0.8%

1,174	Lions Gate Entertainment Corporation, Term Loan A	1.897%	1-Month LIBOR	1.750%	3/22/23	Ba2	1,132,673

4,049	Sequa Corporation, Term Loan B, (cash 6.750%, PIK 1.000%)	7.750%	3-Month LIBOR	6.750%	7/31/23	B–	3,841,386

881	Sequa Corporation, Term Loan, Second Lien	5.875%	3-Month LIBOR	5.375%	7/31/24	CCC–	704,457
6,104	Total Capital Markets						5,678,516

	Chemicals – 0.3%

1,000	Lummus Technology, Term Loan	4.220%	3-Month LIBOR	4.000%	6/30/27	B+	993,855

994	Innophos Holdings, Inc., Term Loan B	3.897%	1-Month LIBOR	3.750%	2/07/27	B+	986,300
1,994	Total Chemicals						1,980,155

	Commercial Services & Supplies – 2.5%

1,092	Brand Energy & Infrastructure Services, Inc., Term Loan B, First Lien	5.250%	3-Month LIBOR	4.250%	6/21/24	B–	1,019,796

240	Education Management LLC, Term Loan A, (5), (9)	0.000%	N/A	N/A	7/02/21	N/R	2,397

6,319	Formula One Group, Term Loan B	3.500%	1-Month LIBOR	2.500%	2/01/24	B+	6,155,830

1,104	Garda World Security Corp, Term Loan B, First Lien	4.900%	1-Month LIBOR	4.750%		N/R	1,100,543

5,163	GFL Environmental, Term Loan	4.000%	3-Month LIBOR	3.000%	5/31/25	BB–	5,148,075

1,776	iQor US, Inc., Term Loan, First Lien, (5)	0.000%	N/A	N/A	4/01/21	D	1,171,841

416	iQor US, Inc., Term Loan, Second Lien, (5)	0.000%	N/A	N/A	4/01/22	D	15,000

445	KAR Auction Services, Inc., Term Loan B6	2.438%	1-Month LIBOR	2.250%	9/19/26	Ba3	430,218

341	Pitney Bowes Inc., Term Loan B	5.650%	1-Month LIBOR	5.500%	1/07/25	BBB–	332,734

64	TNT Crane and Rigging Inc., DIP Term Loan, (5)	10.000%	1-Month LIBOR	9.000%	8/03/27	N/R	63,123

1,382	Trans Union LLC, Term Loan B5	1.897%	1-Month LIBOR	1.750%	11/13/26	BB+	1,349,717

1,403	West Corporation, Incremental Term Loan B1	4.500%	1-Month LIBOR	3.500%	10/10/24	BB+	1,274,399
19,745	Total Commercial Services & Supplies						18,063,673

	Communications Equipment – 1.7%

452	Avaya Inc., Term Loan B	4.401%	1-Month LIBOR	4.250%	12/15/24	BB–	450,418

4,420	CommScope, Inc., Term Loan B	3.397%	1-Month LIBOR	3.250%	4/04/26	Ba3	4,318,927

770	Mitel US Holdings, Inc., Term Loan, First Lien	4.656%	1-Month LIBOR	4.500%	11/30/25	B–	661,823

1,747	Plantronics, Term Loan B, (DD1)	2.647%	1-Month LIBOR	2.500%	7/02/25	Ba2	1,645,603

264	Plantronics, Term Loan B, (DD1)	2.720%	3-Month LIBOR	2.500%	7/02/25	Ba2	248,677

3,781	Riverbed Technology, Inc., Term Loan B, First Lien	4.250%	3-Month LIBOR	3.250%	4/24/22	B2	3,418,555

1,031	Univision Communications, Inc., Term Loan C5	3.750%	1-Month LIBOR	2.750%	3/15/24	B	995,683

499	Windstream Corporation, Term Loan B	7.250%	1-Month LIBOR	6.250%	9/21/27	B	483,997
12,964	Total Communications Equipment						12,223,683

	Construction & Engineering – 0.3%

324	Golden Nugget LLC, Term Loan, First Lien	13.000%	1-Month LIBOR	12.000%	10/04/23	N/R	375,346

Nuveen Floating Rate Income Fund (continued)

(formerly known as Nuveen Symphony Floating Rate Income Fund)

Portfolio of Investments    September 30, 2020

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Construction & Engineering (continued)

$578	Pike Corp, Term Loan B	3.150%	1-Month LIBOR	3.000%	7/24/26	BB–	$575,243

949	Traverse Midstream Partners, Term Loan B	5.000%	1-Month LIBOR	4.000%	9/27/24	B	878,684
1,851	Total Construction & Engineering						1,829,273

	Consumer Finance – 0.7%

4,788	Verscend Technologies, Tern Loan B	4.647%	1-Month LIBOR	4.500%	8/27/25	B+	4,755,950

	Containers & Packaging – 0.9%

1,663	Berry Global, Inc., Term Loan X	2.156%	1-Month LIBOR	2.000%	1/19/24	BBB–	1,642,071

2,905	Berry Global, Inc., Term Loan Y	2.156%	1-Month LIBOR	2.000%	7/01/26	BBB–	2,827,071

2,340	Kloeckner Pentaplast of America Inc., Dollar Term Loan	5.250%	6-Month LIBOR	4.250%	6/30/22	B–	2,279,434
6,908	Total Containers & Packaging						6,748,576

	Distributors – 0.0%

336	Insurance Auto Actions Inc., Term Loan	2.438%	1-Month LIBOR	2.250%	6/28/26	BB+	331,638

	Diversified Consumer Services – 0.7%

5,163	Cengage Learning Acquisitions, Inc., Term Loan B	5.250%	3-Month LIBOR	4.250%	6/07/23	B–	4,331,233

4	Education Management LLC, Elevated Term Loan A2, (5)	5.808%	3-Month LIBOR	5.500%	7/02/21	N/R	—

163	Education Management LLC, Elevated Term Loan A1, (5), (9)	0.000%	N/A	N/A	7/02/21	N/R	2,041

828	Refinitiv, Term Loan B	3.397%	1-Month LIBOR	3.250%	10/01/25	BB+	820,575
6,158	Total Diversified Consumer Services						5,153,849

	Diversified Financial Services – 0.6%

990	Blackstone CQP, Term Loan	3.725%	3-Month LIBOR	3.500%	9/30/24	B+	970,677

1,244	Inmarsat Finance, Term Loan, First Lien	4.647%	3-Month LIBOR	0.375%	12/12/26	B+	1,208,776

2,750	Ditech Holding Corporation., Term Loan B, First Lien, (5)	0.000%	N/A	N/A	6/30/22	N/R	659,913

1,241	Lions Gate Entertainment Corp., Term Loan B	2.397%	1-Month LIBOR	2.250%	3/24/25	Ba2	1,200,289

540	Travelport LLC, Priority Debt Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	N/R	520,595
6,765	Total Diversified Financial Services						4,560,250

	Diversified Telecommunication Services – 3.9%

7,272	CenturyLink, Inc, Term Loan B	2.397%	1-Month LIBOR	2.250%	3/15/27	BB+	7,002,513

9,324	Frontier Communications Corporation, Term Loan B, (5), (DD1)	6.000%	Prime	2.750%	6/15/24	N/R	9,200,800

750	Intelsat Jackson Holdings, S.A., Term Loan B4, (5)	8.750%	Prime	5.500%	1/02/24	N/R	758,554

1,299	Intelsat Jackson Holdings, S.A., Term Loan B5, (5)	8.625%	N/A	N/A	1/02/24	N/R	1,316,946

1,008	Lumos Networks, Term Loan B	4.000%	1-Month LIBOR	3.000%	11/17/24	B	994,074

9,112	Numericable Group S.A., Term Loan B13	4.152%	1-Month LIBOR	4.000%	8/14/26	B	8,885,216
28,765	Total Diversified Telecommunication Services						28,158,103

	Electric Utilities – 0.4%

671	Calpine Corporation, Term Loan B10	2.147%	1-Month LIBOR	2.000%	8/12/26	BB+	653,266

1,326	Calpine Corporation, Term Loan B5	2.400%	1-Month LIBOR	2.250%	1/15/24	BB+	1,292,897

783	ExGen Renewables, Term Loan	4.000%	3-Month LIBOR	3.000%	11/28/24	BB–	783,256

386	Vistra Operations Co., Term Loan B3	1.897%	1-Month LIBOR	1.750%	12/31/25	Baa3	380,671

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Electric Utilities (continued)

$93	Vistra Operations Co., Term Loan B3	1.901%	1-Month LIBOR	1.750%	12/31/25	Baa3	$91,716
3,259	Total Electric Utilities						3,201,806

	Electrical Equipment – 0.5%

1,685	Avolon LLC, Term Loan B4	2.250%	1-Month LIBOR	1.500%	2/10/27	Baa2	1,622,870

1,791	Vertiv Co.,Term Loan B	3.157%	1-Month LIBOR	3.000%	3/02/27	B+	1,769,060
3,476	Total Electrical Equipment						3,391,930

	Electronic Equipment, Instruments & Components – 0.2%

563	MTS Systems, Term Loan B	4.000%	1-Month LIBOR	3.250%	7/05/23	Ba2	558,667

967	TTM Technologies, Inc., Term Loan B	2.655%	1-Month LIBOR	2.500%	9/28/24	BB+	952,680
1,530	Total Electronic Equipment, Instruments & Components						1,511,347

	Energy Equipment & Services – 0.1%

612	Petroleum GEO-Services ASA/PGS Finance, Inc., Term Loan B	7.220%	3-Month LIBOR	7.000%	6/13/24	Caa1	459,225

	Entertainment – 0.3%

2,577	AMC Entertainment, Inc., Term Loan B, (DD1)	3.220%	3-Month LIBOR	3.000%	4/22/26	B–	1,673,262

340	Cineworld Group PLC, Second Amendment Dollar, Term Loan	2.769%	6-Month LIBOR	2.500%	9/20/26	B	227,083
2,917	Total Entertainment						1,900,345

	Equity Real Estate Investment Trust – 0.8%

5,898	Realogy Group LLC, Term Loan A	2.397%	1-Month LIBOR	2.250%	2/08/23	BB–	5,717,404

	Food & Staples Retailing – 1.4%

1,931	BellRing Brands, Term Loan, First Lien	6.000%	1-Month LIBOR	5.000%	10/21/24	B+	1,938,016

1,762	C.H. Guenther, Term Loan, First Lien	2.896%	1-Month LIBOR	2.750%	3/31/25	B	1,699,857

2,087	Hearthside Group Holdings LLC, Term Loan B	3.834%	1-Month LIBOR	3.688%	5/31/25	B2	2,034,671

121	Hearthside Group Holdings, LLC, Incremental Term Loan B3	6.000%	1-Month LIBOR	5.000%	5/31/25	B2	120,919

1,675	Shearer’s Foods, LLC., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B2	1,666,633

2,572	US Foods, Inc., New Term Loan	1.897%	1-Month LIBOR	1.750%	6/27/23	BB–	2,482,352
10,148	Total Food & Staples Retailing						9,942,448

	Health Care Equipment & Supplies – 1.3%

2,454	Agiliti Health, Inc., Delay Draw Facility	3.188%	1-Month LIBOR	3.000%	1/04/26	B+	2,386,503

6	Agiliti Health, Inc., Delay Draw Facility	3.147%	1-Month LIBOR	3.000%	1/04/26	B+	5,835

950	Agiliti Health, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	N/R	935,750

499	Carestream Dental Equipment, Inc., Initial Term Loan, First Lien	4.250%	3-Month LIBOR	3.250%	8/07/24	B	461,443

856	Greatbatch Ltd., New Term Loan B	3.500%	1-Month LIBOR	2.500%	10/27/22	B+	855,512

1,549	LifeScan, Term Loan B, (DD1)	7.175%	3-Month LIBOR	6.000%	10/01/24	B	1,469,962

1,235	MedPlast, Term Loan, First Lien	3.897%	1-Month LIBOR	3.750%	7/02/25	B3	1,145,933

2,351	Vyaire Medical, Inc., Term Loan B	5.750%	3-Month LIBOR	4.750%	4/30/25	B3	1,782,223
9,900	Total Health Care Equipment & Supplies						9,043,161

Nuveen Floating Rate Income Fund (continued)

(formerly known as Nuveen Symphony Floating Rate Income Fund)

Portfolio of Investments    September 30, 2020

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Health Care Providers & Services – 6.5%

$923	Acadia Healthcare, Inc., Term Loan B3	2.647%	1-Month LIBOR	2.500%	2/11/22	Ba2	$916,857

546	Air Methods, Term Loan, First Lien	4.500%	3-Month LIBOR	3.500%	4/21/24	B	480,912

1,212	Albany Molecular Research, Inc., Initial Term Loan, First Lien	4.250%	3-Month LIBOR	3.250%	8/31/24	B2	1,198,563

4,901	Ardent Health, Term Loan, First Lien	5.500%	1-Month LIBOR	4.500%	6/28/25	B1	4,906,761

2,288	Jordan Health, Initial Term Loan, First Lien, (DD1)	5.270%	3-Month LIBOR	5.000%	5/15/25	Caa1	1,975,450

1,233	Catalent Pharma Solutions, Inc., Dollar Term Loan B2	3.250%	1-Month LIBOR	2.250%	5/17/26	BB+	1,230,028

475	Civitas Solutions, Term Loan B	4.400%	1-Month LIBOR	4.250%	3/08/26	B	468,990

22	Civitas Solutions, Term Loan C	4.400%	1-Month LIBOR	4.250%	3/08/26	B	21,408

7,056	Envision Healthcare Corporation, Initial Term Loan, (DD1)	3.897%	1-Month LIBOR	3.750%	10/10/25	Caa1	5,125,675

1,371	EyeCare Partners, LLC, Term Loan, First Lien	3.897%	1-Month LIBOR	3.750%	2/20/27	B	1,297,344

322	EyeCare Partners, LLC, Delayed Draw, Term Loan, (8)	3.750%	3-Month LIBOR	3.750%	2/20/27	B	304,235

3,000	Air Medical, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B	2,938,125

875	HCA, Inc., Term Loan B12	1.897%	1-Month LIBOR	1.750%	3/13/25	BBB-	872,964

4,120	Kindred at Home Hospice, Term Loan B, First Lien	3.438%	1-Month LIBOR	3.250%	7/02/25	B1	4,042,558

3,799	Lifepoint Health, Inc., New Term Loan B	3.897%	1-Month LIBOR	3.750%	11/16/25	B1	3,698,006

962	InnovaCare, Initial Term Loan	6.750%	3-Month LIBOR	5.750%	11/06/26	B+	961,297

2,799	Pharmaceutical Product Development, Inc., Term Loan B	3.500%	1-Month LIBOR	2.500%	8/18/22	Ba2	2,793,261

3,321	Brightspring Health, Term Loan B	3.401%	1-Month LIBOR	3.250%	3/05/26	N/R	3,246,053

235	Quorum Health Corp, Term Loan, (5)	9.250%	3-Month LIBOR	8.250%	4/29/22	N/R	219,822

3,080	Select Medical Corporation, Term Loan B	2.780%	6-Month LIBOR	2.500%	3/06/25	Ba2	3,009,151

3,805	Surgery Center Holdings Inc., Initial Term Loan, (DD1)	4.250%	1-Month LIBOR	3.250%	9/03/24	B2	3,597,189

2,793	Team Health, Inc., Initial Term Loan	3.750%	1-Month LIBOR	2.750%	2/06/24	B	2,355,061

590	Universal Health Services, Inc., Term Loan B	1.897%	1-Month LIBOR	1.750%	10/31/25	BBB–	590,123
49,728	Total Health Care Providers & Services						46,249,833

	Health Care Technology – 1.3%

1,777	Onex Carestream Finance LP, New Extended Term Loan, Second Lien, (cash 5.500%, PIK 8.000%)	5.500%	3-Month LIBOR	4.500%	8/05/23	Caa1	1,425,838

1,544	Onex Carestream Finance LP, New Extended Term Loan, First Lien	7.750%	6-Month LIBOR	6.750%	5/05/23	N/R	1,508,256

4,456	Emdeon, Inc., Term Loan	3.500%	3-Month LIBOR	2.500%	3/01/24	B+	4,368,660

122	Emdeon, Inc., Term Loan	3.500%	1-Month LIBOR	2.500%	3/01/24	B+	119,609

2,032	Zelis, Term Loan B	4.897%	1-Month LIBOR	4.750%	9/30/26	B	2,020,647
9,931	Total Health Care Technology						9,443,010

	Hotels, Restaurants & Leisure – 7.0%

790	24 Hour Fitness Worldwide, Inc., DIP Term Loan, (5)	11.000%	3-Month LIBOR	10.000%	6/15/21	N/R	672,327

1,005	24 Hour Fitness Worldwide, Inc., Term Loan B, (5)	0.000%	N/A	N/A	5/31/25	D	47,754

1,393	Alterra Mountain Company, Term Loan, First Lien	5.500%	1-Month LIBOR	4.500%	8/01/26	B1	1,382,553

2,923	Alterra Mountain Company, Term Loan B, First Lien	2.897%	1-Month LIBOR	2.750%	7/31/24	B1	2,830,580

1,479	Boyd Gaming Corporation, Refinancing Term Loan B	2.356%	1-Week LIBOR	2.250%	9/15/23	BB–	1,442,984

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Hotels, Restaurants & Leisure (continued)

$3,112	Burger King Corporation, Term Loan B4	1.897%	1-Month LIBOR	1.750%	11/19/26	BB+	$2,990,476

625	Caesars Resort Collection, Term Loan	4.772%	3-Month LIBOR	4.500%	7/20/25	B+	606,684

1,250	Caesars Resort Collection, Term Loan	4.647%	1-Month LIBOR	4.500%	7/20/25	B+	1,213,369

8,861	Caesars Resort Collection, Term Loan, First Lien	2.897%	1-Month LIBOR	2.750%	12/22/24	B+	8,326,634

1,077	Carnival Corp, Term Loan B	8.500%	1-Month LIBOR	7.500%	6/30/25	BB+	1,094,957

248	Churchill Downs Incorporated, Term Loan B	2.150%	1-Month LIBOR	2.000%	12/27/24	BBB-	241,109

6,454	CityCenter Holdings LLC, Term Loan B	3.000%	1-Month LIBOR	2.250%	4/18/24	B+	6,210,555

3,627	ClubCorp Operations, Inc., Term Loan B	2.970%	3-Month LIBOR	2.750%	9/18/24	B–	3,116,012

2,250	Equinox Holdings, Inc., Initial Term Loan, Second Lien	8.000%	3-Month LIBOR	7.000%	3/08/25	Caa3	1,376,719

2,438	Equinox Holdings, Inc., Term Loan B1	4.000%	3-Month LIBOR	3.000%	3/08/24	Caa1	1,892,909

1,598	Four Seasons Holdings, Inc., Term Loan B	2.147%	1-Month LIBOR	2.000%	11/30/23	BB+	1,559,102

789	Golden Nugget LLC, Initial Term Loan B	3.250%	1-Month LIBOR	2.500%	10/04/23	B	708,655

670	Golden Nugget LLC, Initial Term Loan B	3.250%	2-Month LIBOR	2.500%	10/04/23	B	601,773

675	Hilton Hotels, Term Loan B2	1.898%	1-Month LIBOR	1.750%	6/21/26	BBB–	653,309

26	Golden Nugget LLC, Initial Term Loan	13.000%	3-Month LIBOR	12.000%	10/04/23	N/R	30,125

2,922	Life Time Fitness, Inc., Term Loan B	3.750%	3-Month LIBOR	2.750%	6/15/22	B	2,672,332

2,762	Scientific Games Corp., Initial Term Loan B5	3.612%	6-Month LIBOR	2.750%	8/14/24	B+	2,605,504

676	Scientific Games Corp., Initial Term Loan B5	2.896%	1-Month LIBOR	2.750%	8/14/24	B+	637,698

2,874	Seaworld Parks and Entertainment, Inc., Term Loan B5, (DD1)	3.146%	1-Month LIBOR	3.000%	3/31/24	B2	2,694,568

1,564	Stars Group Holdings, Term Loan B	3.720%	3-Month LIBOR	3.500%	7/10/25	BBB–	1,563,408

1,564	Station Casinos LLC, Term Loan B	2.397%	1-Month LIBOR	2.250%	2/08/27	BB–	1,501,825

1,306	Wyndham International, Inc., Term Loan B	1.897%	1-Month LIBOR	1.750%	5/30/25	BB+	1,262,271
54,958	Total Hotels, Restaurants & Leisure						49,936,192

	Household Durables – 0.2%

1,233	Apex Tool Group LLC, Third Amendment Term Loan	6.500%	1-Month LIBOR	5.250%	8/21/24	B3	1,171,813

93	Serta Simmons Holdings LLC, First Out Term Loan	8.500%	1-Month LIBOR	7.500%	6/01/27	N/R	92,849

613	Serta Simmons Holdings LLC, Second Out Term Loan	8.500%	1-Month LIBOR	7.500%	6/01/27	N/R	505,621
1,939	Total Household Durables						1,770,283

	Household Products – 1.5%

392	Energizer Holdings, Term Loan B	2.438%	1-Month LIBOR	2.250%	12/17/25	BB+	387,466

6,948	KIK Custom Products Inc., Term Loan B2	5.000%	3-Month LIBOR	4.000%	5/15/23	B1	6,922,021

1,537	Reynolds Group Holdings, Inc., Term Loan, First Lien	5.000%	Prime	1.750%	2/05/23	B+	1,521,819

1,941	Reynolds Group Holdings, Inc., Term Loan, First Lien	2.897%	1-Month LIBOR	2.750%	2/05/23	B+	1,921,830
10,818	Total Household Products						10,753,136

	Industrial Conglomerates – 0.1%

654	Emerald Expositions Holding, Inc., Term Loan B	2.647%	1-Month LIBOR	2.500%	5/22/24	B	591,157

	Insurance – 1.9%

1,921	Acrisure LLC, Term Loan B	3.647%	1-Month LIBOR	3.500%	2/15/27	B	1,860,718

2,126	Alliant Holdings I LLC, Term Loan B	2.897%	1-Month LIBOR	2.750%	5/10/25	B	2,071,916

Nuveen Floating Rate Income Fund (continued)

(formerly known as Nuveen Symphony Floating Rate Income Fund)

Portfolio of Investments    September 30, 2020

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Insurance (continued)

$2,235	Asurion LLC, Term Loan B6	3.147%	1-Month LIBOR	3.000%	11/03/23	Ba3	$2,205,944

2,670	Hub International Holdings, Inc., Term Loan B	3.264%	3-Month LIBOR	3.000%	4/25/25	B	2,587,083

500	Ryan Specialty Group LLC, Term Loan B	4.000%	1-Month LIBOR	3.250%	9/01/27	B1	496,253

989	USI Holdings Corporation, Incremental Term Loan B	4.220%	3-Month LIBOR	4.000%	12/02/26	B	982,144

3,412	USI Holdings Corporation, NewTerm Loan	3.220%	3-Month LIBOR	3.000%	5/16/24	B	3,307,259
13,853	Total Insurance						13,511,317

	Interactive Media & Services – 0.7%

5,103	Rackspace Hosting, Inc., Refinancing Term Loan B, First Lien	4.000%	3-Month LIBOR	3.000%	11/03/23	B+	5,020,084

	IT Services – 2.1%

1,420	DTI Holdings, Inc., Replacement Term Loan B1	5.750%	3-Month LIBOR	4.750%	9/30/23	CCC+	1,246,784

4	DTI Holdings, Inc., Replacement Term Loan B1	5.750%	2-Month LIBOR	4.750%	9/30/23	CCC+	3,512

1,329	KBR, Inc., New Term Loan B	2.897%	1-Month LIBOR	2.750%	2/07/27	Ba1	1,319,219

1,550	Neustar, Inc., Term Loan B4, First Lien	4.500%	1-Month LIBOR	3.500%	8/08/24	B+	1,462,748

1,515	Neustar, Inc., Term Loan, Second Lien	9.000%	1-Month LIBOR	8.000%	8/08/25	Caa1	1,310,549

234	Sabre, Inc., Term Loan B	2.147%	1-Month LIBOR	2.000%	2/22/24	Ba3	219,490

1,000	Syniverse Holdings, Inc., Initial Term Loan, Second Lien	10.000%	3-Month LIBOR	9.000%	3/11/24	CCC–	553,125

2,543	Syniverse Holdings, Inc., Term Loan C	6.000%	3-Month LIBOR	5.000%	3/09/23	CCC+	1,978,843

2,210	Tempo Acquisition, LLC, Extended Term Loan B	3.750%	1-Month LIBOR	3.250%	10/31/26	B1	2,149,793

2,887	West Corporation, Term Loan B	5.000%	1-Month LIBOR	4.000%	10/10/24	BB–	2,631,957

781	WEX, Inc., Term Loan B3	2.397%	1-Month LIBOR	2.250%	5/17/26	Ba2	757,487

865	Windstream Corporation, Term Loan, (5)	6.250%	Prime	3.000%	4/24/21	N/R	529,091

925	Windstream Corporation, Term Loan, (5), (8)	4.000%	3-Month LIBOR	0.500%	4/24/21	N/R	565,790
17,263	Total IT Services						14,728,387

	Leisure Products – 0.2%

1,500	Bombardier Recreational Products Inc., Term Loan B2	6.000%	3-Month LIBOR	5.000%	5/24/27	BB–	1,519,380

	Life Sciences Tools & Services – 0.7%

5,306	Parexel International Corp., Term Loan B, (DD1)	2.897%	1-Month LIBOR	2.750%	9/27/24	B2	5,103,583

	Machinery – 1.8%

1,336	Columbus McKinnon Corporation, Term Loan B	3.500%	3-Month LIBOR	2.500%	1/20/24	Ba2	1,332,855

459	Gardner Denver, Inc., New Term Loan B	2.897%	1-Month LIBOR	2.750%	1/31/27	BB+	453,657

1,642	Gardner Denver, Inc., Spinco Term Loan	1.897%	1-Month LIBOR	1.750%	2/28/27	BB+	1,590,790

2,162	Gates Global LLC, Term Loan B	3.750%	1-Month LIBOR	2.750%	4/01/24	B1	2,135,044

1,935	NN, Inc., Term Loan	6.500%	1-Month LIBOR	5.750%	10/19/22	B–	1,919,151

998	Sundyne, Term Loan, First Lien	5.250%	1-Month LIBOR	4.250%	3/17/27	B–	952,613

2,000	Thyssenkrupp Elevator, Term Loan B	4.570%	3-Month LIBOR	4.250%	7/31/27	B1	1,987,150

632	TNT Crane and Rigging Inc., Initial Term Loan, First Lien, (5)	0.000%	N/A	N/A	11/27/20	D	439,302

1,325	TNT Crane and Rigging, Inc., Term Loan, Second Lien, (5)	0.000%	N/A	N/A	11/27/21	D	92,750

1,858	Utility One Source, Extended Term Loan B	4.401%	1-Month LIBOR	4.250%	4/18/25	B+	1,845,597
14,347	Total Machinery						12,748,909

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Marine – 0.2%

$2,697	Harvey Gulf International Marine, Inc., Exit Term Loan	7.005%	3-Month LIBOR	5.996%	7/02/23	B–	$1,290,035

	Media – 12.4%

273	Advantage Sales & Marketing, Inc., Term Loan B2, First Lien	4.250%	1-Month LIBOR	3.250%	7/25/21	B2	268,344

1,890	Advantage Sales & Marketing, Inc., Term Loan, First Lien	4.250%	1-Month LIBOR	3.250%	7/25/21	B2	1,863,542

808	Affinion Group Holdings, Inc., Consenting Term Loan, (cash 3.250%, PIK 1.750%)	5.000%	3-Month LIBOR	4.000%	4/10/24	N/R	549,625

1,525	Cablevision Lightpath LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B+	1,518,648

294	Catalina Marketing Corporation, First Out Term Loan	8.500%	1-Month LIBOR	7.500%	2/15/23	N/R	180,254

447	Catalina Marketing Corporation, Last Out Term Loan, (cash 2.000%, PIK 9.500%)	11.500%	1-Month LIBOR	1.000%	8/15/23	N/R	82,215

1	CBS Radio, Inc., Term Loan B2	4.750%	Prime	1.500%	11/17/24	BB–	943

584	CBS Radio, Inc., Term Loan B2	2.645%	1-Month LIBOR	2.500%	11/17/24	BB–	550,860

8,482	Cequel Communications LLC, Term Loan B	2.402%	1-Month LIBOR	2.250%	1/15/26	BB	8,220,093

1,823	Charter Communications Operating Holdings LLC, Term Loan B2	1.900%	1-Month LIBOR	1.750%	2/01/27	BBB–	1,784,542

2,524	Cineworld Group PLC, Term Loan B	2.519%	6-Month LIBOR	2.250%	2/28/25	B	1,698,096

11,200	Clear Channel Outdoor Holdings, Inc., Term Loan B	3.761%	3-Month LIBOR	3.500%	8/21/26	B1	10,236,013

1,740	CSC Holdings LLC, Refinancing Term Loan	2.402%	1-Month LIBOR	2.250%	7/17/25	BB	1,687,830

2,851	CSC Holdings, LLC, Term Loan B5	2.652%	1-Month LIBOR	2.500%	4/15/27	Ba3	2,772,203

72	Cumulus Media, Inc., Term Loan B	4.750%	6-Month LIBOR	3.750%	3/31/26	B	68,563

995	Gray Television, Inc., Term Loan B2	2.405%	1-Month LIBOR	2.250%	2/07/24	BB+	975,725

507	Gray Television, Inc., Term Loan C	2.655%	1-Month LIBOR	2.500%	1/02/26	BB+	499,553

1,684	Houghton Mifflin Harcourt, Term Loan	7.250%	1-Month LIBOR	6.250%	11/22/24	B	1,574,891

8,003	iHeartCommunications Inc., Term Loan B	3.147%	1-Month LIBOR	3.000%	5/01/26	B+	7,612,937

1,822	IMG Worldwide, Inc., Term Loan B	2.900%	1-Month LIBOR	2.750%	5/16/25	B3	1,568,761

2,301	Intelsat Jackson Holdings, S.A., DIP Term Loan, (5), (8)	3.600%	N/A	3.600%	7/13/21	N/R	2,347,813

2,301	Intelsat Jackson Holdings, S.A., DIP Term Loan, (5)	6.500%	3-Month LIBOR	5.500%	7/13/21	N/R	2,347,813

12,942	Intelsat Jackson Holdings, S.A., Term Loan B, (5), (DD1)	8.000%	Prime	4.750%	11/27/23	N/R	13,049,569

2,169	LCPR Loan Financing LLC, Term Loan B	5.152%	1-Month LIBOR	5.000%	10/15/26	BB–	2,170,078

5,283	McGraw-Hill Education Holdings LLC, Term Loan B	5.000%	1-Week LIBOR	4.000%	5/04/22	BB+	4,440,259

229	Meredith Corporation, Incremental Term Loan B	4.397%	1-Month LIBOR	4.250%	1/31/25	BB–	226,749

1,106	Meredith Corporation, Term Loan B2	2.647%	1-Month LIBOR	2.500%	1/31/25	BB–	1,069,613

2,354	Metro-Goldwyn-Mayer, Inc., Term Loan, First Lien	2.647%	1-Month LIBOR	2.500%	7/03/25	BB	2,274,064

4,250	Metro-Goldwyn-Mayer, Inc., Term Loan, Second Lien	5.500%	1-Month LIBOR	4.500%	7/06/26	B–	4,138,438

2,348	NAI Entertainment Holdings, Term Loan B	3.500%	1-Month LIBOR	2.500%	5/08/25	B+	2,159,879

2,743	Nexstar Broadcasting, Inc., Term Loan B3	2.395%	1-Month LIBOR	2.250%	1/17/24	BB	2,681,367

1,000	Radiate Holdco LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B1	984,655

4,381	Sinclair Television Group, Term Loan B2	2.397%	1-Month LIBOR	2.250%	1/03/24	BB+	4,281,751

1,017	WideOpenWest Finance LLC, Term Loan B	4.250%	1-Month LIBOR	3.250%	8/19/23	B	1,004,900

1,902	Ziggo B.V., Term Loan	2.652%	1-Month LIBOR	2.500%	4/30/28	BB	1,835,500
93,851	Total Media						88,726,086

Nuveen Floating Rate Income Fund (continued)

(formerly known as Nuveen Symphony Floating Rate Income Fund)

Portfolio of Investments    September 30, 2020

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Multiline Retail – 0.5%

$996	Belk, Inc., Term Loan, First Lien	7.750%	3-Month LIBOR	6.750%	7/31/25	Caa1	$384,013

3,294	EG America LLC, Term Loan, First Lien	4.220%	3-Month LIBOR	4.000%	2/07/25	B2	3,239,311
4,290	Total Multiline Retail						3,623,324

	Oil, Gas & Consumable Fuels – 3.1%

442	BCP Renaissance Parent, Term Loan B	4.500%	2-Month LIBOR	3.500%	11/01/24	B+	412,074

2,087	Buckeye Partners, Term Loan, First Lien	2.897%	1-Month LIBOR	2.750%	11/01/26	BBB–	2,052,226

5,220	California Resources Corporation, DIP Term Loan, (5)	10.000%	1-Month LIBOR	9.000%	1/15/21	Ba1	5,167,581

869	California Resources Corporation, Term Loan, (5)	0.000%	N/A	N/A	12/31/21	N/R	27,883

8,112	California Resources Corporation, Term Loan B, (5)	0.000%	N/A	N/A	12/31/22	N/R	3,051,032

930	Citgo Petroleum Corp, Incremental Term Loan B	6.000%	N/A	N/A	3/28/24	BB	885,527

1,543	Delek US Holdings, Inc., Initial Loan	2.397%	1-Month LIBOR	2.250%	3/30/25	BB+	1,464,712

473	Delek US Holdings, Inc., Incremental Term Loan B	6.500%	1-Month LIBOR	5.500%	3/30/25	BB+	464,005

2,320	Fieldwood Energy LLC, DIP Term Loan, (5), (8)	3.000%	N/A	3.000%	8/05/21	N/R	2,331,665

258	Fieldwood Energy LLC, DIP Term Loan, (5)	9.750%	1-Month LIBOR	8.750%	8/05/21	N/R	259,297

15,542	Fieldwood Energy LLC, Exit Term Loan, (5), (DD1)	0.000%	N/A	N/A	4/11/22	N/R	4,138,142

5,342	Fieldwood Energy LLC, Exit Term Loan, Second Lien, (5)	0.000%	N/A	N/A	4/11/23	N/R	8,174

2,078	Gulf Finance, LLC, Term Loan B	6.250%	1-Month LIBOR	5.250%	8/25/23	CCC+	1,474,344

1,129	Peabody Energy Corporation, Term Loan B	2.897%	1-Month LIBOR	2.750%	3/31/25	B3	453,117
46,345	Total Oil, Gas & Consumable Fuels						22,189,779

	Paper & Forest Products – 0.3%

2,300	Asplundh, Term Loan B	2.655%	1-Month LIBOR	2.500%	9/04/27	BBB–	2,300,483

	Personal Products – 0.5%

1,986	Coty, Inc., Term Loan A	1.909%	1-Month LIBOR	1.750%	4/05/23	B	1,816,799

262	Coty, Inc., Term Loan B	2.409%	1-Month LIBOR	2.250%	4/05/25	B	234,983

4,099	Revlon Consumer Products Corporation, Term Loan B, First Lien, (DD1)	4.250%	3-Month LIBOR	3.500%	9/07/23	C	1,188,801
6,347	Total Personal Products						3,240,583

	Pharmaceuticals – 3.0%

1,000	Alphabet Holding Company, Inc., Initial Term Loan, Second Lien	7.897%	1-Month LIBOR	7.750%	8/15/25	CCC	970,000

2,669	Alphabet Holding Company, Inc., Initial Term Loan, First Lien	3.647%	1-Month LIBOR	3.500%	9/28/24	B–	2,602,985

6,408	Concordia Healthcare Corp, Exit Term Loan	6.500%	1-Month LIBOR	5.500%	9/06/24	B–	6,261,114

693	Elanco Animal Health, Term Loan B	1.905%	1-Month LIBOR	1.750%	8/01/27	Baa3	674,972

992	Endo Health Solutions, Inc., Term Loan B	5.000%	3-Month LIBOR	4.250%	4/29/24	B+	949,073

2,893	Mallinckrodt International Finance S.A., Term Loan B, First Lien	3.500%	3-Month LIBOR	2.750%	9/24/24	CCC+	2,442,574

1,194	Mallinckrodt International Finance S.A., Term Loan, First Lien	3.750%	6-Month LIBOR	3.000%	2/24/25	CCC+	1,007,414

1,500	Milano, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B+	1,487,813

5,098	Valeant Pharmaceuticals International, Inc., Term Loan, First Lien	3.151%	1-Month LIBOR	3.000%	6/02/25	BB	5,006,936
22,447	Total Pharmaceuticals						21,402,881

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Professional Services – 1.1%

$459	On Assignment, Inc., Term Loan B3	1.897%	1-Month LIBOR	1.750%	4/02/25	BBB–	$453,803

3,756	Ceridian HCM Holding, Inc., Term Loan B	2.600%	1-Week LIBOR	2.500%	4/30/25	B+	3,652,444

744	Creative Artists Agency, LLC, Term Loan B	3.897%	1-Month LIBOR	3.750%	11/26/26	B	717,484

1,194	Dun & Bradstreet Corp.,Term Loan, First Lien	3.895%	1-Month LIBOR	3.750%	2/08/26	BB+	1,183,851

2,107	Nielsen Finance LLC, Term Loan B4	2.154%	1-Month LIBOR	2.000%	10/04/23	BBB–	2,070,416
8,260	Total Professional Services						8,077,998

	Real Estate Management & Development – 0.7%

2,454	Forest City Enterprises, L.P., New Term Loan B	3.647%	1-Month LIBOR	3.500%	12/07/25	B2	2,405,049

3,147	GGP, Initial Term Loan A2	3.147%	1-Month LIBOR	3.000%	8/24/23	BB+	2,737,733
5,601	Total Real Estate Management & Development						5,142,782

	Road & Rail – 1.1%

904	Avolon LLC, Term Loan B3	2.500%	1-Month LIBOR	1.750%	1/15/25	Baa2	881,175

2,601	Fly Funding II S.a r.l., Replacement Term Loan	1.990%	3-Month LIBOR	1.750%	8/09/25	BBB–	2,263,109

1,241	Genesee & Wyoming Inc., Term Loan, First Lien	2.220%	3-Month LIBOR	2.000%	12/30/26	BB+	1,224,189

1,979	Hertz Corporation, Term Loan B1, (WI/DD)	TBD	TBD	TBD	TBD	N/R	1,902,278

1,000	Hertz Corporation, Term Loan, (5), (7), (8), (WI/DD)	TBD	TBD	TBD	TBD	N/R	968,335

640	Savage Enterprises LLC, Term Loan B	3.160%	1-Month LIBOR	3.000%	8/01/25	BB	636,260
8,365	Total Road & Rail						7,875,346

	Semiconductors & Semiconductor Equipment – 1.4%

2,155	Cabot Microelectronics, Term Loan B1	2.188%	1-Month LIBOR	2.000%	11/15/25	N/R	2,120,024

5,298	Lumileds, Term Loan B, (DD1)	4.500%	6-Month LIBOR	3.500%	6/30/24	CCC	2,594,520

910	MACOM Technology Solutions Holdings Inc., Initial Term Loan	2.397%	1-Month LIBOR	2.250%	5/19/24	B–	885,708

2,018	Microchip Technology, Inc., Term Loan B	2.150%	1-Month LIBOR	2.000%	5/29/25	Baa3	2,015,694

2,245	ON Semiconductor Corporation, New Replacement Term Loan B4	2.147%	1-Month LIBOR	2.000%	9/19/26	BB+	2,216,293
12,626	Total Semiconductors & Semiconductor Equipment						9,832,239

	Software – 9.2%

528	Ancestry.com, Inc., Term Loan, First Lien	4.750%	1-Month LIBOR	3.750%	10/19/23	B	528,214

1,492	Applied Systems, Inc., Initial Term Loan, First Lien	4.250%	3-Month LIBOR	3.250%	9/19/24	B2	1,485,724

2,377	Blackboard, Inc., Term Loan B5, First Lien	7.000%	3-Month LIBOR	6.000%	6/30/24	B	2,320,539

1,384	Blue Yonder, Term Loan B	4.000%	1-Month LIBOR	3.000%	1/30/26	B-	1,370,869

897	BMC Software, Inc., Term Loan B	4.397%	1-Month LIBOR	4.250%	10/02/25	B2	873,486

1,000	Cornerstone OnDemand, Inc., Term Loan B, First Lien	4.406%	1-Month LIBOR	4.250%	4/22/27	B1	999,585

763	Dynatrace LLC, Term Loan, First Lien	2.397%	1-Month LIBOR	2.250%	8/23/25	BB-	752,769

3,960	Ellucian, Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	B	3,940,292

5,712	Epicor Software Corporation, Term Loan, First Lien, (DD1)	5.250%	1-Month LIBOR	4.250%	7/31/27	B2	5,710,260

5,134	Greeneden U.S. Holdings II LLC, Term Loan B	3.397%	1-Month LIBOR	3.250%	12/01/23	B2	5,130,061

443	Greenway Health, Term Loan, First Lien	4.750%	6-Month LIBOR	3.750%	2/16/24	B-	396,809

Nuveen Floating Rate Income Fund (continued)

(formerly known as Nuveen Symphony Floating Rate Income Fund)

Portfolio of Investments    September 30, 2020

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Software (continued)

$5,377	Informatica LLC, Term Loan, First Lien	3.397%	1-Month LIBOR	3.250%	2/14/27	B1	$5,277,772

1,750	Informatica LLC, Term Loan, Second Lien	7.125%	N/A	N/A	2/25/25	CCC+	1,782,086

1,763	McAfee Holdings International, Inc., Term Loan, Second Lien	9.500%	1-Month LIBOR	8.500%	9/28/25	B-	1,781,227

3,182	McAfee LLC, Term Loan B	3.896%	1-Month LIBOR	3.750%	9/29/24	B	3,164,890

1,221	Micro Focus International PLC, New Term Loan	2.647%	1-Month LIBOR	2.500%	6/21/24	BB-	1,166,943

8,246	Micro Focus International PLC, Term Loan B	2.647%	1-Month LIBOR	2.500%	6/21/24	BB	7,880,201

636	Micro Focus International PLC, Term Loan B4	5.250%	3-Month LIBOR	4.250%	6/05/25	BB	634,249

3,793	Misys, New Term Loan, First Lien, (DD1)	4.500%	6-Month LIBOR	3.500%	6/13/24	BB-	3,556,432

1,878	Perforce Software Inc., Term Loan, First Lien	3.897%	1-Month LIBOR	3.750%	7/01/26	B-	1,848,654

1,282	Press Ganey Holdings, Inc., Term Loan, First Lien	3.761%	3-Month LIBOR	3.500%	7/25/26	B	1,238,159

2,332	Quintiles Transnational Corporation, Dollar Term Loan B3	1.970%	3-Month LIBOR	1.750%	6/11/25	BBB-	2,306,019

242	SkillSoft Corporation, First-Out Rolled Up Exit Term Loan	8.500%	3-Month LIBOR	7.500%	12/27/24	B+	246,015

1,471	SkillSoft Corporation, Takeback Second-Out Term Loan	8.500%	3-Month LIBOR	7.500%	4/27/25	B-	1,211,172

2,200	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., New Term Loan B3	1.897%	1-Month LIBOR	1.750%	4/16/25	BB+	2,136,356

1,545	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., New Term Loan B4	1.897%	1-Month LIBOR	1.750%	4/16/25	BB+	1,500,939

1,182	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B5	1.897%	1-Month LIBOR	1.750%	4/16/25	BB+	1,148,541

1,000	Thomson Reuters IP & S, Incremental Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B	996,875

2,088	Thomson Reuters IP & S, Term Loan B	3.147%	1-Month LIBOR	3.000%	10/31/26	B	2,052,692

48	TIBCO Software, Inc., Term Loan, First Lien	3.897%	1-Month LIBOR	3.750%	7/03/26	B+	46,760

1,018	Ultimate Software, Incremental Term Loan	4.750%	3-Month LIBOR	4.000%	5/03/26	B1	1,016,506

291	Ultimate Software, Incremental Term Loan, Second Lien	7.500%	3-Month LIBOR	6.750%	5/03/27	Caa1	297,314

494	Xperi Holding Corp, Term Loan B	4.147%	1-Month LIBOR	4.000%	6/01/25	BB-	482,436
66,729	Total Software						65,280,846

	Specialty Retail – 2.0%

1,532	Academy, Ltd., Term Loan B, (DD1)	5.000%	1-Month LIBOR	4.000%	7/01/22	B–	1,502,765

3,109	Camping World, Term Loan, (DD1)	3.500%	1-Month LIBOR	2.750%	11/08/23	B	3,037,930

1,373	Petco Animal Supplies, Inc., Term Loan B1	4.250%	3-Month LIBOR	3.250%	1/26/23	B3	1,268,150

7,573	Petsmart Inc., Term Loan B, First Lien, (DD1)	4.500%	6-Month LIBOR	3.500%	3/11/22	B	7,567,657

665	Staples, Inc., Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B	620,319
14,252	Total Specialty Retail						13,996,821

	Technology Hardware, Storage & Peripherals – 0.5%

1,502	Dell International LLC, Refinancing Term Loan B1	2.750%	1-Month LIBOR	2.000%	9/19/25	Baa3	1,497,806

1,383	NCR Corporation, Term Loan B	2.650%	1-Month LIBOR	2.500%	8/28/26	BB+	1,355,344

1,040	Tech Data Corporation, Asset Based Term Loan	3.645%	1-Month LIBOR	3.500%	7/01/25	BBB–	1,048,710
3,925	Total Technology Hardware, Storage & Peripherals						3,901,860

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Trading Companies & Distributors – 0.6%

$2,768	Hayward Industries, Inc., Initial Term Loan, First Lien	3.647%	1-Month LIBOR	3.500%	8/04/24	B	$2,701,051

1,635	Univar, Inc., Term Loan B	2.397%	1-Month LIBOR	2.250%	7/01/24	BB+	1,617,692
4,403	Total Trading Companies & Distributors						4,318,743

	Transportation Infrastructure – 0.2%

1,771	Atlantic Aviation FBO Inc., Term Loan	3.897%	1-Month LIBOR	3.750%	12/06/25	BB–	1,737,527

	Wireless Telecommunication Services – 0.4%

995	Altice Financing S.A., Term Loan	2.895%	1-Month LIBOR	2.750%	1/31/26	B	942,654

1,995	T-Mobile USA, Term Loan, First Lien	3.147%	1-Month LIBOR	3.000%	4/01/27	BBB–	1,995,889
2,990	Total Wireless Telecommunication Services						2,938,543
$660,905	Total Variable Rate Senior Loan Interests (cost $636,969,792)						594,586,914

Principal Amount (000)	Description (1)	Coupon			Maturity	Ratings (4)	Value

	CORPORATE BONDS – 14.4%

	Aerospace & Defense – 0.2%

$330	Bombardier Inc, 144A	5.750%			3/15/22	B	$319,770

1,155	Bombardier Inc, 144A	6.000%			10/15/22	B	1,068,375
1,485	Total Aerospace & Defense						1,388,145

	Auto Components – 0.4%

500	Adient Global Holdings Ltd, 144A	4.875%			8/15/26	B	476,250

2,210	Adient US LLC, 144A	9.000%			4/15/25	Ba3	2,436,525
2,710	Total Auto Components						2,912,775

	Communications Equipment – 0.3%

2,000	ViaSat Inc, 144A	6.500%			7/15/28	BB–	2,002,900

	Diversified Consumer Services – 0.1%

650	Kronos Acquisition Holdings Inc, 144A	9.000%			8/15/23	Caa1	658,938

	Diversified Financial Services – 0.3%

2,270	PetSmart Inc, 144A	7.125%			3/15/23	CCC+	2,289,863

	Diversified Telecommunication Services – 1.2%

1,500	Avaya Inc, 144A	6.125%			9/15/28	BB–	1,531,875

3,900	CenturyLink Inc	5.800%			3/15/22	BB	4,036,500

2,500	CenturyLink Inc	6.750%			12/01/23	BB	2,740,625
7,900	Total Diversified Telecommunication Services						8,309,000

	Electric Utilities – 2.0%

5,340	Bruce Mansfield Unit 1 2007 Pass-Through Trust, (5)	6.850%			6/01/34	N/R	6,675

1,934	Pacific Gas and Electric Co	3.150%			1/01/26	BBB–	1,984,497

1,219	Pacific Gas and Electric Co	4.550%			7/01/30	BBB–	1,319,930

1,934	Pacific Gas and Electric Co	4.500%			7/01/40	BBB–	1,963,980

1,907	Pacific Gas and Electric Co	4.450%			4/15/42	BBB–	1,904,756

Nuveen Floating Rate Income Fund (continued)

(formerly known as Nuveen Symphony Floating Rate Income Fund)

Portfolio of Investments    September 30, 2020

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Electric Utilities (continued)

$3,890	Pacific Gas and Electric Co	4.750%	2/15/44	BBB–	$3,971,954

1,065	Pacific Gas and Electric Co	4.250%	3/15/46	BBB–	1,026,522

1,219	Pacific Gas and Electric Co	4.950%	7/01/50	BBB–	1,300,401

1,000	Vistra Operations Co LLC, 144A	5.000%	7/31/27	BB+	1,050,250
19,508	Total Electric Utilities				14,528,965

	Energy Equipment & Services – 1.0%

6,500	Bausch Health Cos Inc, 144A	6.125%	4/15/25	B	6,654,375

1,000	Nabors Industries Ltd, 144A	7.250%	1/15/26	Ba3	492,500
7,500	Total Energy Equipment & Services				7,146,875

	Equity Real Estate Investment Trust – 0.8%

5,565	Uniti Group LP / Uniti Fiber Holdings Inc / CSL Capital LLC, 144A	7.875%	2/15/25	BB+	5,897,258

	Gas Utilities – 0.3%

2,000	Ferrellgas LP / Ferrellgas Finance Corp, 144A	10.000%	4/15/25	B3	2,165,000

	Health Care Providers & Services – 1.7%

2,000	Acadia Healthcare Co Inc	5.625%	2/15/23	B–	2,012,500

1,500	AHP Health Partners Inc, 144A	9.750%	7/15/26	CCC+	1,608,750

1,000	CHS/Community Health Systems Inc, 144A	9.875%	6/30/23	CCC–	775,000

1,901	HCA Inc	5.375%	2/01/25	Ba2	2,081,595

500	RegionalCare Hospital Partners Holdings Inc / LifePoint Health Inc, 144A	9.750%	12/01/26	CCC+	531,250

3,500	Tenet Healthcare Corp	8.125%	4/01/22	B–	3,891,650

1,000	Tenet Healthcare Corp	4.625%	7/15/24	BB–	1,002,500
11,401	Total Health Care Providers & Services				11,903,245

	Hotels, Restaurants & Leisure – 1.1%

775	1011778 BC ULC / New Red Finance Inc, 144A	5.000%	10/15/25	B+	794,654

1,000	Boyd Gaming Corp	6.375%	4/01/26	B–	1,041,190

630	Carnival Corp, 144A	11.500%	4/01/23	BB+	706,217

1,500	Live Nation Entertainment, Inc, 144A	4.875%	11/01/24	B	1,451,250

2,400	MGM Resorts International	7.750%	3/15/22	BB	2,529,720

1,500	Wynn Las Vegas LLC, 144A	5.500%	3/01/25	BB–	1,440,000
7,805	Total Hotels, Restaurants & Leisure				7,963,031

	IT Services – 0.4%

2,500	Genesys Telecommunications Laboratories Inc/Greeneden Lux 3 Sarl/Greeneden US Ho, 144A	10.000%	11/30/24	CCC+	2,635,938

	Media – 1.6%

1,500	CCO Holdings LLC / CCO Holdings Capital Corp, 144A	5.375%	5/01/25	BB+	1,543,125

1,000	CCO Holdings LLC / CCO Holdings Capital Corp, 144A	5.000%	2/01/28	BB+	1,051,250

3,000	CSC Holdings LLC, 144A	5.500%	5/15/26	BB	3,120,000

3,000	CSC Holdings LLC, 144A	5.500%	4/15/27	BB	3,157,800

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Media (continued)

$1,000	Houghton Mifflin Harcourt Publishers Inc, 144A	9.000%	2/15/25	BB–	$960,000

2	iHeartCommunications Inc	6.375%	5/01/26	B+	2,702

2	iHeartCommunications Inc	8.375%	5/01/27	CCC+	1,847

715	Intelsat Luxembourg SA, (5)	8.125%	6/01/23	N/R	30,388

513	Nielsen Finance LLC / Nielsen Finance Co, 144A	5.000%	4/15/22	BB–	514,283

1,250	Univision Communications Inc, 144A	9.500%	5/01/25	B	1,337,500
11,982	Total Media				11,718,895

	Oil, Gas & Consumable Fuels – 0.8%

395	Ascent Resources Utica Holdings LLC / ARU Finance Corp, 144A	10.000%	4/01/22	Caa2	389,075

528	Calumet Specialty Products Partners LP / Calumet Finance Corp	7.625%	1/15/22	B–	524,040

972	Calumet Specialty Products Partners LP / Calumet Finance Corp, 144A	9.250%	7/15/24	BB–	1,053,677

1,500	Citgo Holding Inc, 144A	9.250%	8/01/24	B+	1,428,750

2,100	CITGO Petroleum Corp, 144A	6.250%	8/15/22	BB	2,082,539
5,495	Total Oil, Gas & Consumable Fuels				5,478,081

	Pharmaceuticals – 2.1%

5,240	Advanz Pharma Corp Ltd	8.000%	9/06/24	B–	5,135,200

2,000	Bausch Health Cos Inc, 144A	7.000%	3/15/24	BB	2,070,000

5,000	Bausch Health Cos Inc, 144A	9.000%	12/15/25	B	5,439,000

963	Endo Dac / Endo Finance LLC / Endo Finco Inc, 144A	9.500%	7/31/27	CCC+	1,006,335

1,215	Endo Dac / Endo Finance LLC / Endo Finco Inc, 144A	6.000%	6/30/28	CCC+	893,024

481	Par Pharmaceutical Inc, 144A	7.500%	4/01/27	B+	503,933
14,899	Total Pharmaceuticals				15,047,492

	Specialty Retail – 0.1%

530	PetSmart Inc, 144A	8.875%	6/01/25	CCC+	549,848
$106,200	Total Corporate Bonds (cost $100,294,521)				102,596,249

Shares	Description (1)				Value

	COMMON STOCKS – 1.5%

	Diversified Consumer Services – 0.0%

17,726	Cengage Learning Holdings II Inc, (6), (10)				$62,041

	Electric Utilities – 0.4%

115,290	Energy Harbor Corp, (6), (10), (13)				2,651,670

	Energy Equipment & Services – 0.0%

76,990	Transocean Ltd				62,123

5,884	Vantage Drilling International, (6), (10)				23,536
	Total Energy Equipment & Services				85,659

Nuveen Floating Rate Income Fund (continued)

(formerly known as Nuveen Symphony Floating Rate Income Fund)

Portfolio of Investments    September 30, 2020

Shares	Description (1)	Value

	Health Care Providers & Services – 0.0%

61,430	Millennium Health LLC, (6), (9)	$68,187

57,666	Millennium Health LLC, (6), (9)	58,243
	Total Health Care Providers & Services	126,430

	Internet & Direct Marketing Retail – 0.0%

7,503	Catalina Marketing Corp, (6), (10)	90

	Marine – 0.0%

1,018	ACBL HLDG CORP, (6), (10)	37,666

	Media – 0.7%

1,305,573	Clear Channel Outdoor Holdings Inc, (6)	1,305,573

73,000	Cumulus Media Inc, (6)	392,010

417,526	iHeartMedia Inc, (6)	3,390,311
	Total Media	5,087,894

	Oil, Gas & Consumable Fuels – 0.0%

3,891	Whiting Petroleum Corp, (6)	67,275

	Pharmaceuticals – 0.0%

12,622	Advanz Pharma Corp Ltd, (6)	63,552

	Software – 0.4%

33,551	Avaya Holdings Corp, (6)	509,975

13,782	SkillSoft Corporation, Class A, (10)	2,067,300

835	SkillSoft Corporation, Class B, (10)	125,250
	Total Software	2,702,525
	Total Common Stocks (cost $26,163,424)	10,884,802

Shares	Description (1)	Value

	COMMON STOCK RIGHTS – 0.1%

	Oil, Gas & Consumable Fuels – 0.0%

18,956	Fieldwood Energy Inc, (6), (10)	$190

3,829	Fieldwood Energy Inc, (6), (10)	38
	Total Oil, Gas & Consumable Fuels	228

	Communications Equipment – 0.1%

394,661	Windstream Holdings Inc, (10)	394,661
	Total Common Stock Rights (cost $935,714)	394,889

Shares	Description (1)	Value

	WARRANTS – 0.0%

	Communications Equipment – 0.0%

16,108	Avaya Holdings Corp, (10)	$20,779

	Marine – 0.0%

1,071	ACBL HLDG CORP, (10)	39,627

3,984	ACBL HLDG CORP, (10)	103,584

3,029	ACBL HLDG CORP, (10)	96,928
	Total Marine	240,139

Shares	Description (1)			Value

	Software - 0.0%

1,228	SkillSoft Corporation, Class A, (9)			$1

2,457	SkillSoft Corporation, Class B, (9)			2
	Total Software			3
	Total Warrants (cost $1,610,999)			260,921

Shares	Description (1)	Coupon	Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.0%

	Marine – 0.0%

3,789	ACBL HLDG CORP, (10)	0.000%	N/R	$98,514

4,313	ACBL HLDG CORP, (10)	0.000%	N/R	138,016
	Total Marine			236,530
	Total Convertible Preferred Securities (cost $230,061)			236,530
	Total Long-Term Investments (cost $766,204,511)			708,960,305

Shares	Description (1)	Coupon		Value

	SHORT-TERM INVESTMENTS – 0.8%

	INVESTMENT COMPANIES – 0.8%

5,907,373	BlackRock Liquidity Funds T-Fund Portfolio, (11)	0.035% (12)		$5,907,373
	Total Short-Term Investments (cost $5,907,373)			5,907,373
	Total Investments (cost $772,111,884) – 100.0%			714,867,678
	Other Assets Less Liabilities – 0.0%			235,548
	Net Assets – 100%			$715,103,226

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market index or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(3)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(6)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(7)	Position represents a participation commitment outstanding at September 30, 2020. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.

(8)

Investment, or portion of investment, represents an outstanding unfunded senior loan commitment. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.

(9)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(10)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(11)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(12)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(13)	Common Stock received as part of the bankruptcy settlements for Bruce Mansfield Unit 1 2007 Pass-Through Trust.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

September 30, 2020

	High Yield Income	Floating Rate Income

Assets

Long-term investments, at value (cost $498,610,272 and $766,204,511, respectively)(1)	$478,404,772	$708,960,305

Investment purchased with collateral from securities lending, at value (cost approximates value)	10,755,943	—

Short-term investments, at value (cost approximates value)	19,073,038	5,907,373

Cash	23,789,333	9,642,819

Receivable for:

Interest	6,236,727	4,259,060

Investments sold	49,508,625	29,386,439

Reclaims	1,403	—

Shares sold	838,880	313,431

Other assets	98,806	178,529

Total assets	588,707,527	758,647,956

Liabilities

Payable for:

Collateral from securities lending program	10,755,943	—

Dividends	122,203	209,635

Investments purchased - regular settlement	26,685,101	559,996

Investments purchased - when-issued/delayed-delivery settlement	38,185,970	33,104,686

Shares redeemed	1,212,147	1,259,057

Unfunded senior loans	584,094	5,867,953

Accrued expenses:

Management fees	226,403	346,439

Trustees fees	47,963	80,771

12b-1 distribution and service fees	38,337	46,384

Other	495,634	2,069,809

Total liabilities	78,353,795	43,544,730

Net assets	$510,353,732	$715,103,226

See accompanying notes to financial statements.

	High Yield Income	Floating Rate Income

Class A Shares

Net assets	$39,746,823	$90,683,603

Shares outstanding	2,147,013	5,095,797

Net asset value (“NAV”) per share	$18.51	$17.80

Offering price per share (NAV per share plus maximum sales charge of 4.75% and 3.00%, respectively, of offering price)	$19.43	$18.35

Class C Shares

Net assets	$36,221,902	$33,375,473

Shares outstanding	1,958,567	1,875,180

NAV and offering price per share	18.49	17.80

Class R6 Shares

Net assets	$6,566,813	$55,634,202

Shares outstanding	352,988	3,111,018

NAV and offering price per share	18.60	17.88

Class I Shares

Net assets	$427,818,194	$535,409,948

Shares outstanding	23,087,391	30,056,449

NAV and offering price per share	$18.53	$17.81

Net assets consist of:

Capital paid-in	$692,810,202	$956,839,673

Total distributable earnings	(182,456,470)	(241,736,447)

Net assets	$510,353,732	$715,103,226

Authorized shares – per class	Unlimited	Unlimited

Par value per share	$0.01	$0.01

(1)	Includes securities loaned of $10,433,732 for High Yield Income.

See accompanying notes to financial statements.

Statement of Operations

Year Ended September 30, 2020

	High Yield Income	Floating Rate Income

Investment Income

Interest	$34,618,527	$49,336,478

Securities lending income	851	—

Total investment income	34,619,378	49,336,478

Expenses

Management fees	3,176,776	5,306,792

12b-1 service fees – Class A Shares	127,405	241,547

12b-1 distribution and service fees – Class C Shares	438,992	416,434

Shareholder servicing agent fees	629,910	793,567

Custodian fees	119,814	278,208

Trustees fees	14,142	21,916

Professional fees	55,559	91,595

Shareholder reporting expenses	108,384	—

Federal and state registration fees	100,873	94,104

Other	59,871	260,750

Total expenses before fee waiver/expense reimbursement	4,831,726	7,504,913

Fee waiver/expense reimbursement	(250,403)	—

Net expenses	4,581,323	7,504,913

Net investment income (loss)	30,038,055	41,831,565

Net realized gain (loss) from:

Investments	(29,094,856)	(48,008,589)

Swaps	(206,372)	—

Change in net unrealized appreciation (depreciation) of Investments	(12,437,874)	(27,077,548)

Net realized and unrealized gain (loss)	(41,739,102)	(75,086,137)

Net increase (decrease) in net assets from operations	$(11,701,047)	$(33,254,572)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	High Yield Income		Floating Rate Income
	Year Ended 9/30/20	Year Ended 9/30/2019	Year Ended 9/30/20	Year Ended 9/30/2019

Operations

Net investment income (loss)	$30,038,055	$31,576,527	$41,831,565	$78,194,395

Net realized gain (loss) from:

Investments	(29,094,856)	(32,838,024)	(48,008,589)	(58,529,879)

Swaps	(206,372)	54,709	—	—

Change in net unrealized appreciation (depreciation) of Investments	(12,437,874)	30,803,967	(27,077,548)	(12,536,753)

Net increase (decrease) in net assets from operations	(11,701,047)	29,597,179	(33,254,572)	7,127,763

Distributions to Shareholders

Dividends

Class A Shares	(3,048,610)	(2,663,173)	(5,043,261)	(7,127,233)

Class C Shares	(2,278,339)	(2,698,904)	(1,881,098)	(2,854,282)

Class R6 Shares	(391,970)	(368,627)	(2,956,643)	(875,808)

Class I Shares	(27,070,848)	(27,192,079)	(39,658,769)	(67,613,446)

Decrease in net assets from distributions to shareholders	(32,789,767)	(32,922,783)	(49,539,771)	(78,470,769)

Fund Share Transactions

Proceeds from sale of shares	327,766,372	368,963,861	411,707,659	308,035,005

Proceeds from shares issued to shareholders due to reinvestment of distributions	30,907,131	30,554,084	44,804,076	71,256,849

	358,673,503	399,517,945	456,511,735	379,291,854

Cost of shares redeemed	(405,072,906)	(504,445,350)	(774,402,165)	(1,629,405,157)

Net increase (decrease) in net assets from Fund share transactions	(46,399,403)	(104,927,405)	(317,890,430)	(1,250,113,303)

Net increase (decrease) in net assets	(90,890,217)	(108,253,009)	(400,684,773)	(1,321,456,309)

Net assets at the beginning of period	601,243,949	709,496,958	1,115,787,999	2,437,244,308

Net assets at the end of period	$510,353,732	$601,243,949	$715,103,226	$1,115,787,999

See accompanying notes to financial statements.

Financial Highlights

High Yield Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV

Class A (4/10)

2020	$20.16	$1.04	($1.57)	($0.53)	($1.12)	$—	($1.12)	$18.51

2019	20.14	1.03	0.07	1.10	(1.08)	—	(1.08)	20.16

2018	20.36	1.04	(0.12)	0.92	(1.14)	—	(1.14)	20.14

2017	20.11	1.25	0.50	1.75	(1.50)	—	(1.50)	20.36

2016	19.67	1.31	0.47	1.78	(1.34)	—	(1.34)	20.11

Class C (4/10)

2020	20.14	0.89	(1.56)	(0.67)	(0.98)	—	(0.98)	18.49

2019	20.11	0.88	0.08	0.96	(0.93)	—	(0.93)	20.14

2018	20.33	0.89	(0.13)	0.76	(0.98)	—	(0.98)	20.11

2017	20.08	1.11	0.49	1.60	(1.35)	—	(1.35)	20.33

2016	19.64	1.17	0.47	1.64	(1.20)	—	(1.20)	20.08

Class R6 (10/14)

2020	20.25	1.11	(1.57)	(0.46)	(1.19)	—	(1.19)	18.60

2019	20.22	1.11	0.07	1.18	(1.15)	—	(1.15)	20.25

2018	20.42	1.12	(0.13)	0.99	(1.19)	—	(1.19)	20.22

2017	20.14	1.39	0.45	1.84	(1.56)	—	(1.56)	20.42

2016	19.69	1.38	0.46	1.84	(1.39)	—	(1.39)	20.14

Class I (4/10)

2020	20.17	1.08	(1.55)	(0.47)	(1.17)	—	(1.17)	18.53

2019	20.15	1.08	0.07	1.15	(1.13)	—	(1.13)	20.17

2018	20.37	1.10	(0.13)	0.97	(1.19)	—	(1.19)	20.15

2017	20.11	1.28	0.53	1.81	(1.55)	—	(1.55)	20.37

2016	19.67	1.36	0.47	1.83	(1.39)	—	(1.39)	20.11

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(2.58)%	39,747	1.04%	5.38%	1.00%	5.43%	128%

5.73	47,647	1.04	5.17	1.00	5.22	70

4.68	52,494	1.04	5.15	1.00	5.19	43

8.95	86,950	0.99	6.13	0.99	6.14	55

9.73	97,672	1.03	6.88	1.03	6.88	42

(3.33)	36,222	1.80	4.65	1.75	4.70	128

4.94	54,408	1.80	4.42	1.75	4.47	70

3.93	63,854	1.79	4.39	1.75	4.43	43

8.15	80,828	1.75	5.45	1.74	5.45	55

8.92	87,788	1.79	6.16	1.79	6.16	42

(2.19)	6,567	0.68	5.78	0.63	5.82	128

6.09	6,651	0.68	5.53	0.64	5.58	70

5.09	7,064	0.68	5.49	0.64	5.54	43

9.32	4,494	0.67	6.76	0.67	6.76	55

10.06	9,146	0.70	7.27	0.70	7.27	42

(2.29)	427,818	0.79	5.62	0.75	5.67	128

5.98	492,539	0.79	5.41	0.75	5.45	70

4.93	586,060	0.79	5.41	0.75	5.45	43

9.26	556,776	0.74	6.31	0.74	6.31	55

9.96	452,639	0.78	7.14	0.78	7.14	42

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Financial Highlights (continued)

Floating Rate Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV

Class A (5/11)

2020	$19.08	$0.80	($1.14)	($0.34)	($0.94)	$—	($0.94)	$17.80

2019	19.65	0.93	(0.56)	0.37	(0.94)	—	(0.94)	19.08

2018	19.64	0.79	0.05	0.84	(0.83)	—	(0.83)	19.65

2017	19.71	0.78	0.18	0.96	(1.03)	—	(1.03)	19.64

2016	19.76	0.95	(0.03)	0.92	(0.97)	—	(0.97)	19.71

Class C (5/11)

2020	19.08	0.66	(1.14)	(0.48)	(0.80)	—	(0.80)	17.80

2019	19.65	0.79	(0.56)	0.23	(0.80)	—	(0.80)	19.08

2018	19.63	0.64	0.06	0.70	(0.68)	—	(0.68)	19.65

2017	19.71	0.64	0.16	0.80	(0.88)	—	(0.88)	19.63

2016	19.76	0.81	(0.04)	0.77	(0.82)	—	(0.82)	19.71

Class R6 (1/15)

2020	19.17	0.86	(1.15)	(0.29)	(1.00)	—	(1.00)	17.88

2019	19.73	1.06	(0.62)	0.44	(1.00)	—	(1.00)	19.17

2018	19.68	0.90	0.02	0.92	(0.87)	—	(0.87)	19.73

2017	19.74	0.86	0.16	1.02	(1.08)	—	(1.08)	19.68

2016	19.77	0.87	0.12	0.99	(1.02)	—	(1.02)	19.74

Class I (5/11)

2020	19.10	0.84	(1.15)	(0.31)	(0.98)	—	(0.98)	17.81

2019	19.67	0.97	(0.55)	0.42	(0.99)	—	(0.99)	19.10

2018	19.65	0.84	0.05	0.89	(0.87)	—	(0.87)	19.67

2017	19.72	0.82	0.19	1.01	(1.08)	—	(1.08)	19.65

2016	19.77	1.00	(0.03)	0.97	(1.02)	—	(1.02)	19.72

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(1.81)%	90,684	1.01%	4.43%	1.01%	4.43%	63%

1.93	112,723	1.00	4.81	1.00	4.81	32

4.40	220,648	1.04	4.02	1.04	4.02	33

4.95	257,236	0.99	3.96	0.99	3.96	58

4.88	122,787	1.00	4.93	1.00	4.93	40

(2.50)	33,375	1.76	3.66	1.76	3.66	63

1.21	53,639	1.75	4.10	1.75	4.10	32

3.61	87,289	1.79	3.28	1.79	3.28	33

4.12	90,616	1.74	3.22	1.74	3.22	58

4.14	46,412	1.75	4.22	1.75	4.22	40

(1.46)	55,634	0.67	4.75	0.67	4.75	63

2.34	54,122	0.66	5.53	0.66	5.53	32

4.80	2,298	0.65	4.58	0.65	4.58	33

5.26	1,114	0.66	4.33	0.66	4.33	58

5.24	1,658	0.70	5.30	0.70	5.30	40

(1.56)	535,410	0.76	4.65	0.76	4.65	63

2.24	895,304	0.76	5.04	0.76	5.04	32

4.65	2,126,985	0.79	4.29	0.79	4.29	33

5.20	1,866,183	0.75	4.20	0.75	4.20	58

5.14	668,302	0.75	5.19	0.75	5.19	40

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information

Trust and Fund Information

The Nuveen Investment Trust III (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust is comprised of Nuveen High Yield Income Fund (“High Yield Income”) (formerly known as Nuveen Symphony High Yield Income Fund) and Nuveen Floating Rate Income Fund (“Floating Rate Income”) (formerly known as Nuveen Symphony Floating Rate Income Fund) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on August 20, 1998.

The end of the reporting period for the Funds is September 30, 2020, and the period covered by these Notes to Financial Statements is the fiscal year ended September 30, 2020 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony Asset Management LLC (“Symphony”), an affiliate of Nuveen, under which the Symphony manages the investment portfolios of the Funds.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $1 million or more ($500,000 or more for Floating Rate Income) are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares and Class I Shares are sold without an upfront sales charge.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of dividend and interest income. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes and, is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and fee income, if any. PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative value of the settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.

Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Funds and it did not have a material impact on the Funds’ financial statements.

Reference Rate Reform

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

Notes to Financial Statements (continued)

3. Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

High Yield Income Fund	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Corporate Bonds	$—	$368,263,614	$—	$368,263,614
Variable Rate Senior Loan Interests	—	96,862,929	12,844	96,875,773
Exchange-Traded Funds	6,024,937	—	—	6,024,937
Common Stocks**	2,175,475	3,354,261	9	5,529,745
Convertible Bonds	—	1,652,394	—	1,652,394
Warrants**	—	58,131	3	58,134
Common Stock Rights**	—	175	—	175
Investments Purchased with Collateral from Securities Lending	10,755,943	—	—	10,755,943
Short-Term Investments:
Investment Companies	19,073,038	—	—	19,073,038
Total	$38,029,393	$470,191,504	$12,856	$508,233,753

Floating Rate Income Fund	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$594,582,476	$4,438	$594,586,914
Corporate Bonds	—	102,596,249	—	102,596,249
Common Stocks**	5,790,819	4,967,553	126,430	10,884,802
Common Stock Rights**	—	394,889	—	394,889
Warrants**	—	260,918	3	260,921
Convertible Preferred Securities**	—	236,530	—	236,530
Short-Term Investments:
Investment Companies	5,907,373	—	—	5,907,373
Total	$11,698,192	$703,038,615	$130,871	$714,867,678
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Funds may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Funds’ outstanding unfunded senior loan commitments were as follows:

	High Yield Income	Floating Rate Income
Outstanding unfunded senior loan commitments	$584,094	$5,867,953

Participation Commitments

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower.

Floating Rate Income had the following participation commitments outstanding as of the end of the reporting period.

Counterparty	Commitments Amount	Value
Bank of America	1,000,000	$968,335

High Yield Income had no such participation commitments outstanding as of the end of the reporting period.

Securities Lending

Effective August 14, 2020, each Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. The Funds’ custodian, State Street Bank and Trust Company, serves as the securities lending agent (the “Agent”).

When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending upon the asset type of the loaned securities. Collateral for the loaned securities is invested in a government money market vehicle maintained by the Agent. The value of the loaned securities and the liability to return the cash collateral received are recognized on the Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.

Notes to Financial Statements (continued)

Securities lending income recognized by a Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is recognized on the Statements of Operations.

As of the end of the reporting period, the total value of the loaned securities and the total value of collateral received were as follows:

Fund	Asset Class out on Loan	Long-Term Investments, at Value	Total Collateral Received
High Yield Income Fund
	Common Stocks	$2,590	$2,871
	Exchange-Traded Funds	5,963,282	6,103,297
	Corporate Bonds	4,467,860	4,649,775
		$10,433,732	$10,755,943

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period, were as follows:

	High Yield Income	Floating Rate Income
Purchases	$665,107,989	$569,779,551
Sales and maturities	728,337,794	880,063,746

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Credit Default Swap Contract

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. When a Fund has bought (sold) protection in a credit default swap upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) deliver (receive) that security, or an equivalent amount of cash, from the counterparty in exchange for receipt (payment) of the notional amount to the counterparty, or (ii) receive (pay) a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received (delivered) and the notional amount delivered (received) is recorded as a realized gain or loss. Payments paid (received) at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For over-the-counter (“OTC”) swaps not cleared through a clearing house (“OTC Uncleared”), the daily change in the market value of the swap contract, along with any daily interest fees accured, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps” on the Statement of Asset and Liabilities.

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation, the clearing broker would debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on credit default swaps” as described in the preceding paragraph. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the current fiscal period, High Yield Income used credit default swaps to sell credit protection on certain high yield securities and earn a commensurate credit spread.

The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

High Yield Income
Average notional amount of credit default swap contracts outstanding*	$—
*

The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period. The Fund bought credit default swap during the current fiscal period. However, the Fund did not have any such positions outstanding at the beginning of the fiscal period or at the end of each fiscal quarter within the current fiscal period and therefore are not included as part of this calculation.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation Depreciation) of Swaps
High Yield Income	Credit	Swaps	$(206,372)	$—

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Notes to Financial Statements (continued)

5. Fund Shares

On December 12, 2018, Class T Shares were liquidated.

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 9/30/20		Year Ended 9/30/19
High Yield Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,094,513	$40,219,136	1,129,117	$22,214,324
Class C	81,248	1,545,578	194,251	3,844,084
Class R6	125,000	2,338,363	78,922	1,571,914
Class I	15,169,152	283,663,295	17,265,688	341,333,539
Class T(1)	—	—	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	144,454	2,750,271	121,134	2,390,698
Class C	111,220	2,104,305	125,513	2,472,417
Class R6	19,643	372,380	17,869	354,242
Class I	1,352,713	25,680,175	1,282,380	25,336,727
Class T(1)	—	—	—	—
	19,097,943	358,673,503	20,214,874	399,517,945
Shares redeemed:
Class A	(2,455,553)	(43,116,496)	(1,493,709)	(29,490,987)
Class C	(935,950)	(17,636,706)	(792,573)	(15,633,521)
Class R6	(120,000)	(2,269,095)	(117,822)	(2,320,814)
Class I	(17,848,561)	(342,050,609)	(23,219,943)	(456,976,239)
Class T(1)	—	—	(1,223)	(23,789)
	(21,360,064)	(405,072,906)	(25,625,270)	(504,445,350)
Net increase (decrease)	(2,262,121)	$(46,399,403)	(5,410,396)	$(104,927,405)

	Year Ended 9/30/20		Year Ended 9/30/19
Floating Rate Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,506,851	$27,100,155	2,332,317	$45,257,834
Class A – automatic conversion of Class C Shares	1,990	37,153	1,071	20,627
Class C	208,562	3,863,094	458,477	8,867,285
Class R6	281,994	5,040,233	2,775,478	53,641,337
Class I	20,322,145	375,667,024	10,385,426	200,247,922
Class T(1)	—	—	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	208,774	3,780,579	298,257	5,720,501
Class C	86,431	1,568,431	122,708	2,353,239
Class R6	163,051	2,955,415	44,798	861,568
Class I	2,016,547	36,499,651	3,247,203	62,321,541
Class T(1)	—	—	—	—
	24,796,345	456,511,735	19,665,735	379,291,854
Shares redeemed:
Class A	(2,529,746)	(45,221,584)	(7,951,651)	(151,949,323)
Class C	(1,229,054)	(22,262,056)	(2,211,108)	(42,391,764)
Class C – automatic conversion to Class A Shares	(1,990)	(37,153)	(1,071)	(20,627)
Class R6	(157,317)	(2,777,845)	(113,451)	(2,180,867)
Class I	(39,165,677)	(704,103,527)	(74,886,968)	(1,432,838,572)
Class T(1)	—	—	(1,261)	(24,004)
	(43,083,784)	(774,402,165)	(85,165,510)	(1,629,405,157)
Net increase (decrease)	(18,287,439)	$(317,890,430)	(65,499,775)	$(1,250,113,303)
(1)	Class T Shares were not available for public offering.

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of September 30, 2020.

	High Yield Income	Floating Rate Income
Tax cost of investments	$530,780,467	$775,673,249
Gross unrealized:
Appreciation	10,217,043	9,058,053
Depreciation	$(32,763,757)	$(69,863,624)
Net unrealized appreciation (depreciation) of investments	$(22,546,714)	$(60,805,571)

Permanent differences, primarily due to bond premium amortization adjustments and treatment of notional principal contracts resulted in reclassifications among the Funds’ components of net assets as of September 30, 2020, the Funds’ tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2020, the Funds’ tax year end, were as follows:

	High Yield Income	Floating Rate Income
Undistributed net ordinary income[1],2	$4,366,353	$1,683,072
Undistributed net long-term capital gains	—	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2020 through September 30, 2020, and paid on October 1, 2020.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended September 30, 2020 and September 30, 2019 was designated for purposes of the dividends paid deduction as follows:

2020	High Yield Income	Floating Rate Income
Distributions from net ordinary income[2]	$32,789,767	$49,539,771
Distributions from net long-term capital gains	—	—

2019	High Yield Income	Floating Rate Income
Distributions from net ordinary income[2]	$33,428,899	$82,596,303
Distributions from net long-term capital gains	—	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of September 30, 2020, the Funds’ tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	High Yield Income	Floating Rate Income
Not subject to expiration:
Short-term	$23,277,823	$37,164,073
Long-term	138,491,071	143,215,475
Total	$161,768,894	$180,379,548

Notes to Financial Statements (continued)

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Symphony is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	High Yield Income	Floating Rate Income
For the first $125 million	0.4500%	0.4500%
For the next $125 million	0.4375	0.4375
For the next $250 million	0.4250	0.4250
For the next $500 million	0.4125	0.4125
For the next $1 billion	0.4000	0.4000
For the next $3 billion	0.3750	0.3750
For the next $5 billion	0.3500	0.3500
For net assets over $10 billion	0.3375	0.3375

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2020, the complex-level fee for each Fund was 0.1575%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 shares will be less than the expense limitation. The temporary expense limitations may be terminated or modified prior to expiration date only with the approval of the Board. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of shareholders of the Funds.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
High Yield Income	0.79%	July 31, 2022	1.35%
Floating Rate Income	0.85	July 31, 2022	1.10

Distribution and Service Fees

The Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 and Class Class I Shares are not subject to

12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Fund and establishing and maintaining shareholder accounts.

Other Transactions with Affiliates

During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	High Yield Income	Floating Rate Income
Sales charges collected (Unaudited)	$88,895	$132,394
Paid to financial intermediaries (Unaudited)	79,907	126,032

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	High Yield Income	Floating Rate Income
Commission advances (Unaudited)	$21,086	$130,718

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	High Yield Income	Floating Rate Income
12b-1 fees retained (Unaudited)	$18,307	$31,800

The remaining 12b-1 fees charged to each fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	High Yield Income	Floating Rate Income
CDSC retained (Unaudited)	$3,972	$5,928

As of the end of the reporting period, the percentage of Fund shares owned by Nuveen as follows:

Floating Rate Income
Nuveen owned shares	—%	*
*	Rounds to less than 1%.

8. Borrowing Arrangements

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.

The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% (1.00% prior to June 24, 2020) per annum or (b) the Fed Funds rate plus 1.25% (1.00% prior to June 24, 2020) per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

Notes to Financial Statements (continued)

During the current fiscal period, the following Fund utilized the facility. The Fund’s maximum outstanding balance during the utilization period was as follows:

Floating Rate Income
Maximum Outstanding Balance	$60,800,000

During the Fund’s utilization period during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

Floating Rate Income
Utilization period (days outstanding)	23
Average daily balance outstanding	$25,147,214
Average annual interest rate	1.98%

Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.

9. Subsequent Event

Class C Shares

Effective March 1, 2021, Class C Shares will automatically convert to Class A Shares eight years after purchase.

Additional Fund Information (Unaudited)

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 6o6o6 Sub-Adviser Symphony Asset Management LLC 555 California Street Rene Suite 2975 San Francisco, CA 94104	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) P.O. Box 219140 Kansas City, MO 64121-9140 (800) 257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends and/or short-term capital gain dividends as defined in Internal Revenue Code Section 871(k) for the taxable periods ending December 31, 2019 and September 30, 2020:

	Nuveen High Yield Income Fund	Nuveen Floating Rate Income Fund
% of Interest-Related Dividends for the period October 1, 2019 through December 31, 2019	81.4%	82.8%
% of Interest-Related Dividends for the period January 1, 2020 through September 30, 2020	83.3%	78.6%

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Credit Suisse Leveraged Loan Index: A representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

ICE BofA U.S. High Yield Index: Tracks the performance of U.S. Dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges and management fees.

Lipper High Yield Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper High Yield Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Loan Participation Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Loan Participation Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 19-21, 2020 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Funds, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Symphony Asset Management LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the investment sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.

Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, review an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance; the Adviser’s strategic plans; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees, if applicable; and overall market and regulatory developments.

In addition to the information and materials received during the year, the Board, in response to a request made on its behalf by independent legal counsel, received extensive materials and information prepared specifically for its annual consideration of the renewal of the advisory agreements for the Nuveen funds by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds.

In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 27-28, 2020 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. In its review, the Board recognized the volatile market conditions occurring during the first half of 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on fund performance. Accordingly, the Board reviewed, among other things, fund performance reflecting the more volatile periods, including for various time periods ended the first quarter of 2020 and for various time periods ended April 17, 2020. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. In continuing its review of the Nuveen funds in light of the extraordinary market conditions experienced in early 2020, the Board received updated fund performance data reflecting various time periods ended May 8, 2020 for its May Meeting. The Board also continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible.

The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.

With respect to the Adviser, the Board recognized that the Adviser has provided a vast array of services the scope of which has expanded over the years in light of regulatory, market and other developments, such as the development of a liquidity management program and expanded compliance programs for the Nuveen funds. The Board also noted the extensive resources, tools and capabilities the Adviser and its affiliates devoted to the various operations of the Nuveen funds. These services include, but are not limited to: investment oversight, risk management and securities valuation services (such as analyzing investment performance and risk data; overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; overseeing trade execution, soft dollar practices and securities lending activities; providing daily valuation services and developing related valuation policies, procedures and methodologies; overseeing risk disclosure; periodic testing of investment and liquidity risks; participating in financial statement and marketing disclosures; participating in product development; and participating in leverage management and liquidity monitoring); product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; and overseeing proxy solicitation and tabulation services); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as devising compliance programs; managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; and evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; and negotiating agreements with other fund service providers).

The Board also recognized that the Adviser and its affiliates have undertaken a number of initiatives over the previous year that benefited the complex and/or particular Nuveen funds including, but not limited to:

•

Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new share classes; reviewing and updating investment policies and benchmarks; closing funds to new investments; rebranding the exchange-traded fund (“ETF”) product line; and integrating certain investment teams and changing the portfolio managers serving various funds;

•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;

•

Liquidity Management – implementing the liquidity risk management program which was designed to assess and manage the liquidity risk of the Nuveen funds. The Board noted that this program was particularly helpful in addressing the high volatility and liquidity challenges that arose in the market, particularly for the high yield municipal sector, during the first half of 2020;

•

Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, strengthen key compliance program elements and support international business growth and other objectives through, among other things, integrating various investment teams across affiliates, consolidating marketing review functions, enhancing compliance related technologies and establishing and maintaining shared broad-based compliance policies throughout the organization and its affiliates;

•

Risk Management and Valuation Services – continuing efforts to provide Nuveen with a more disciplined and consistent approach to identifying and mitigating the firm’s operational risks through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates and adopting a risk operational framework across the complex;

•

Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;

•

Government Relations – continuing efforts of various Nuveen teams and affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;

•

Business Continuity, Disaster Recovery and Information Services – continuing to periodically test business continuity and disaster recovery plans, maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and

•

Expanded Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and investing resources to develop systems to assist in the process for newer products such as target term funds and ETFs.

The Board also noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B. The Investment Performance of the Funds and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2019. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2019. In general, the year 2019 was a period of strong market performance. However, as noted above, the Board recognized the unprecedented market volatility and decline that occurred in early 2020 and the significant impact it would have on fund performance. As a result, the Board reviewed performance data capturing more recent time periods, including performance data reflecting the first quarter of 2020 as well as performance data for various periods ended April 17, 2020 for its April Meeting and May 8, 2020 for its May Meeting.

The Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For funds that had changes in portfolio managers, the Board considered performance data of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

As noted above, the Board reviewed fund performance over various periods ended December 31, 2019 as well as the first quarter of 2020 and various time periods ended April 17, 2020 and May 8, 2020. In light of the significant market decline in the early part of 2020, the Board noted that a shorter period of underperformance may significantly impact longer term performance. Further, the Board recognized that performance data may differ significantly depending on the ending date selected and accordingly, performance results for periods ended at the year-end of 2019 may vary significantly from performance results for periods ended in the first quarter of 2020, particularly given the extraordinary market conditions at that time as the impact of COVID-19 and other market developments unfolded. The Board considered a fund’s performance in light of the overall financial market conditions. In addition, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.

In addition to the performance data prepared in connection with the annual review of the advisory agreements of the Nuveen funds, the Board reviewed fund performance throughout the year at its quarterly meetings representing differing time periods and took into account the discussions that occurred at these Board meetings in evaluating a fund’s overall performance. The Board also considered, among other things, the Adviser’s analysis of each Nuveen fund’s performance, with particular focus on funds that were considered performance outliers (both overperformance and underperformance), the factors contributing to the performance and any steps taken to address any performance concerns. Given the volatile market conditions of early 2020, the Board considered the Adviser’s analysis of the impact of such conditions on the Nuveen funds’ performance.

The Board evaluated performance in light of various factors, including general market conditions, issuer-specific information, asset class information, fund cash flows and other factors. Accordingly, depending on the facts and circumstances, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

The Board’s determinations with respect to each Fund are summarized below.

For Nuveen High Yield Income Fund (the “High Yield Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2019, the Fund ranked in the third quartile of its Performance Peer Group for the one-year period ended December 31, 2019 and second quartile of its Performance Peer Group for the three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2020 and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended March 31, 2020 and third quartile of its Performance Peer Group for the three- and five-year periods ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.

For Nuveen Floating Rate Income Fund (the “Floating Rate Fund”), the Board noted that the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2019. The Fund, however, ranked in the second quartile of its Performance Peer Group for the one-year period ended December 31, 2019 and third quartile of its Performance Peer Group for the three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund ranked in the second quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2020. Although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended March 31, 2020, the Fund outperformed its benchmark for the one-year period ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each Nuveen fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $56.6 million and fund-level breakpoints reduced fees by $66.8 million in 2019. Further, fee caps and waivers for all applicable Nuveen funds saved approximately an additional $13.7 million in fees for shareholders in 2019.

With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.

The Board noted that (a) the Floating Rate Fund had a net management fee and a net expense ratio that were below the respective peer averages; and (b) the High Yield Fund had a net management fee that was below the peer average and a net expense ratio that was the same as the peer average.

Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts advised by the Sub-Adviser; hedge funds managed by the Sub-Adviser; and investment companies offered outside the Nuveen family and sub-advised by the Sub-Adviser. The Board further noted that the Adviser also advised certain ETFs sponsored by Nuveen.

The Board recognized that each Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts and hedge funds (along with the performance fees for such hedge funds). The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts advised by the Sub-Adviser, hedge funds advised by the Sub-Adviser (along with their performance fees) and non-Nuveen investment companies sub-advised by certain affiliated sub-advisers.

In considering the fee data of other clients, the Board considered, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the complexity and myriad of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the Adviser is principally responsible for all aspects of operating the funds, including complying with the increased regulatory requirements required when managing the funds as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers

In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2019 and 2018. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2018 and 2019 calendar years.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate expenses of Nuveen and its affiliates between the fund and non-fund businesses. The expenses to be allocated include direct expenses in servicing the Nuveen funds as well as indirect and/or shared costs (such as overhead, legal and compliance) some of which are attributed to the Nuveen funds pursuant to the cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information and a summary of the history of changes to the methodology over the eleven-year period from 2008 to 2019. The Board had also appointed three Independent Board Members, along with the assistance of independent counsel, to serve as the Board’s liaisons to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. Based on the data, the Independent Board Members noted that Nuveen’s net margins were higher in 2019 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board also noted the reinvestments of some of the profits into the business through, among other things, the investment of seed capital in certain funds and continued investments in enhancements to information technology, internal infrastructure and data management improvements and global investment and innovation projects.

As noted above, the Independent Board Members also considered Nuveen’s margins from its relationship to the Nuveen funds compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) to Nuveen for the calendar years 2019 and 2018. The Independent Board Members noted that Nuveen’s margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers. The Independent Board Members, however, recognized that it is difficult to make comparisons of profitability with other investment adviser peers given that comparative data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) which can have a significant impact on the results.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2019 and 2018 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of having an investment adviser and its parent with significant resources, particularly during periods of market stress.

In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2019 as well as its pre-tax and after-tax net revenue margins for 2019 compared to such margins for 2018.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. In the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $460 million to assets under management to the Nuveen complex in calculating the complex-wide component.

In addition to the fund-level and complex-level fee schedules, the Independent Board Members considered the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2018 and 2019), including the temporary and permanent expense caps applicable to the Funds.

The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system and other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that subject to certain exceptions, the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds, although the Board recognized that certain sub-advisers may be phasing out the use of soft dollars over time.

The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board considered that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.

Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Liquidity Risk Management Program

(Unaudited)

Discussion of the operation and effectiveness of the Funds’ liquidity risk management program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each Fund covered in this Report has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage each Fund’s liquidity risk. The Program consists of various protocols for assessing and managing each Fund’s liquidity risk. The Funds’ Board of Trustees (the “Board”) previously designated Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), as the administrator of the Program (the “Administrator”). The Adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the Adviser’s Liquidity Oversight Sub-Committee (“LOSC”). LMAT and LOSC are composed of personnel from the Adviser and Teachers Advisors, LLC, an affiliate of the Adviser.

At a May 20, 2020 meeting of the Board, the Adviser provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the calendar year 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund’s liquidity developments.

In accordance with the Program, LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each of the Funds’ portfolio investments are classified into one of four liquidity categories (including the most liquid, “Highly Liquid,” and the least liquid, “Illiquid,” as discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, using third-party vendor data.

A fund that does not primarily hold Highly Liquid investments must, among other things, determine a minimum percentage of the fund’s net assets that must be invested in Highly Liquid investments (a “Highly Liquid Investment Minimum” or “HLIM”). During the Review Period, the HLIM was 20% for the Nuveen High Yield Income Fund and 10% for the Nuveen Floating Rate Income Fund. Each Fund satisfied its respective HLIM at all times during the Review Period.

The Liquidity Rule also limits a fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a fund from acquiring Illiquid investments if doing so would result in the fund holding more than 15% of its net assets in Illiquid investments, and requires certain reporting to the fund’s board and the Securities and Exchange Commission any time a fund’s holdings of Illiquid investments exceeds 15% of net assets. During the Review Period, the Funds did not exceed the 15% limit on Illiquid investments.

Trustees and Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (2010-2019); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	152
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	152
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	152

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.	152
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC. (since 2008), a private firm which develops branding, marketing and communications strategies for clients; served The President’s Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	152
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	152
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); former Director, Cboe Global Markets, Inc., formerly, CBOE Holdings, Inc. (2010-May 2020); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	152
Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Trustee	2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since November 2020), Crown Castle International Corp. (owns, operates and leases cell towers and fiber routes supporting small cells and fiber solutions).	152

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	152
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	152

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years

Officers of the Funds:
Christopher E. Stickrod 1976 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2020	Senior Managing Director (since 2017) and Head of Advisory Product (since 2020), formerly, Managing Director (2016-2017) and Senior Vice President (2013-2016) of Nuveen, LLC; Senior Managing Director of Nuveen Securities, LLC (since 2018) and of Nuveen Fund Advisors, LLC (since 2019).
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since 2018).
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Deann D. Morgan 1969 100 Park Avenue New York, NY 10016	Vice President	2020	President, Nuveen Fund Advisors, LLC (since November 2020); Executive Vice President, Global Head of Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since March 2020); Managing Member MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017), General Counsel (since 2020), formerly, Co-General Counsel (2019-2020) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Senior Vice President (2012-2017) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
E. Scott Wickerham 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	1988	Managing Director (2002-2020) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (2002-2020), Assistant Secretary (1997-2020) and Co-General Counsel (2011-2020) of Nuveen Fund Advisors, LLC; Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (2011-2020); Vice President (2017-2020) Managing Director (2003-2017) and Assistant Secretary (2003-2020) of Symphony Asset Management LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC (2006-2020) and of Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.

(1)

Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.

(2)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 6o6o6. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	MAN-SCFR-0920D	1401999-INV-Y-11/21

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

Fiscal Year Ended September 30, 2020	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen High Yield Income Fund [5]	43,560	0	0	0
Nuveen Floating Rate Income Fund [6]	41,280	0	0	0

Total	$84,840	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

[5]	Nuveen High Yield Income Fund, formerly known as Nuveen Symphony High Yield Income Fund, underwent a name change on 9/30/2020.
[6]	Nuveen Floating Rate Income Fund, formerly known as Nuveen Symphony Floating Rate Income Fund, underwent a name change on 9/30/2020.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen High Yield Income Fund	0%	0%	0%	0%
Nuveen Floating Rate Income Fund	0%	0%	0%	0%

September 30, 2019	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen High Yield Income Fund	42,720	0	0	0
Nuveen Floating Rate Income Fund	40,480	0	0	0

Total	$83,200	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen High Yield Income Fund	0%	0%	0%	0%
Nuveen Floating Rate Income Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2020	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2019	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2020	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen High Yield Income Fund	0	0	0	0
Nuveen Floating Rate Income Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended September 30, 2019	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen High Yield Income Fund	0	0	0	0
Nuveen Floating Rate Income Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a	)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a	)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a	)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a	)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b	)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust III

By (Signature and Title)	/s/ Mark J. Czarniecki
Mark J. Czarniecki
Vice President and Secretary

Date: December 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher E. Stickrod
Christopher E. Stickrod
Chief Administrative Officer
(principal executive officer)

Date: December 4, 2020

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: December 4, 2020